EXHIBIT 99.2

Quarterly Supplemental

3rd Quarter 2017

Village at La Floresta
Brea, CA
Powers Ferry Square
Atlanta, GA
Belmont Chase
Washington, DC

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
September 30, 2017

Non-GAAP Disclosures..............................................................................................................................................	1

Earnings Press Release................................................................................................................................................	3

Summary Information:

Summary Financial Information..................................................................................................................................	11

Summary Real Estate Information..............................................................................................................................	12

Financial Information:

Consolidated Balance Sheets.......................................................................................................................................	14

Consolidated Statements of Operations.......................................................................................................................	15

Supplemental Details of Operations............................................................................................................................	16

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)........................................................	17

Supplemental Details of Operations (Real Estate Partnerships Only)........................................................................	18

Supplemental Details of Same Property NOI as adjusted (Pro-Rata).........................................................................	19

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures.......................................................	21

Summary of Consolidated Debt .................................................................................................................................	23

Summary of Unsecured Debt Covenants and Leverage Ratios...................................................................................	26

Summary of Unconsolidated Debt..............................................................................................................................	27

Investment Activity:

Property Transactions..................................................................................................................................................	28

Summary of Development...........................................................................................................................................	29

Summary of Redevelopment.......................................................................................................................................	30

Co-investment Partnerships:

Unconsolidated Investments........................................................................................................................................	31

Real Estate Information:

Leasing Statistics.........................................................................................................................................................	32

Average Base Rent by CBSA......................................................................................................................................	33

Significant Tenant Rents..............................................................................................................................................	34

Tenant Lease Expirations.............................................................................................................................................	35

Portfolio Summary Report by State............................................................................................................................	37

Forward-Looking Information:

Earnings and Valuation Guidance................................................................................................................................	51

Reconciliation of Net Income to NAREIT FFO and Core FFO Guidance................................................................	53

Glossary of Terms........................................................................................................................................................	54

Non-GAAP Disclosures
September 30, 2017

We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro- rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure.

•	The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•
The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships.

•
A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•
The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

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The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•
NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO.

•
Core Funds From Operations (Core FFO): The Company believes Core FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Core FFO.

•
Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio properties. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to pro-rata NOI.

•
Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes bother termination fee income and expenses.

•
Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2016. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. We derived this information from the accounting records of Equity One and did not adjust such information. Equity One’s financial information for the two month period ended February 28, 2017 and nine month period ended September 30, 2016 was subject to a limited internal review by Regency. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted.

Following is the detail for the current non-ownership periods of Equity One included in Same Property NOI as adjusted:

	Two months ended February 2017	Three Months Ended September 2016	Nine months Ended September 2016
Same Property NOI detail for non-ownership periods of Equity One:

Real Estate Revenues:
Base Rent	$44,593	$65,305	194,952
Recoveries from Tenants	14,175	20,647	61,627
Percentage Rent	1,151	1,128	4,331
Termination Fees	30	191	263
Other Income	585	727	2,473
Total Real Estate Revenues	60,534	87,998	263,646

Real Estate Operating Expenses:
Operating and Maintenance	9,456	13,709	40,788
Termination Expense	—	170	170
Real Estate Taxes	7,808	11,264	32,959
Ground Rent	35	79	236
Provision for Doubtful Accounts	230	221	1,430
Total Real Estate Operating Expenses	17,529	25,443	75,583

Same Property NOI	$43,005	$62,555	188,063

Same Property NOI without Termination Fees	$42,975	$62,534	187,970

Same Property NOI without Termination Fees or Redevelopments	$37,666	$55,147	166,339

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Regency Centers Reports Third Quarter 2017 Results

JACKSONVILLE, FL. (November 1, 2017) - Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended September 30, 2017.

Third Quarter 2017 Highlights

•	Net Income Attributable to Common Stockholders (“Net Income”) of $0.35 per diluted share.

•	NAREIT Funds From Operations (“NAREIT FFO”) of $0.91 per diluted share and Core Funds From Operations (“Core FFO”) of $0.95 per diluted share.

•
Same property Net Operating Income (“NOI”) as adjusted, which reflects adjustments for the Equity One merger, excluding termination fees, increased 5.0% as compared to the same period in the prior year.

•	As of September 30, 2017, the same property portfolio was 96.1% leased, a 20 basis point increase sequentially.

•	Spaces less than 10,000 square feet (“Small Shops”) were 92.5% leased, a 40 basis point increase sequentially.

•	Executed 1.8 million square feet of new and renewal leases on a comparable basis, resulting in 17.4% blended rent spreads.

•	As of September 30, 2017, a total of 30 properties were in development or redevelopment representing a combined investment of approximately $600 million.

“Our experienced and deep team, unequaled high quality portfolio, value add asset management and development capabilities and opportunities, and strong balance sheet continue to drive solid performance even in today’s challenging environment,” stated Martin E. “Hap” Stein, Jr., Chairman and Chief Executive Officer. “Regency is well positioned to grow NOI, NAV, earnings and shareholder value at levels that are at or near the top of our shopping center peers.”

Financial Results

Regency reported Net Income for the third quarter of $59.7 million, or $0.35 per diluted share compared to Net Income of $5.3 million, or $0.05 per diluted share, for the same period in 2016. For the nine months ended September 30, 2017 Net Income was $74.8 million, or $0.48 per diluted share, compared to $88.0 million, or $0.88 per diluted share, for the same period in 2016.

The Company reported NAREIT FFO for the third quarter of $155.7 million, or $0.91 per diluted share, compared to $30.1 million, or $0.29 per diluted share, for the same period in 2016. For the nine months ended September 30, 2017 NAREIT FFO was $333.5 million, or $2.13 per diluted share, compared to $194.2 million, or $1.94 per diluted share, for the same period in 2016. NAREIT FFO for the third quarter included a non-recurring charge of $1.9 million, or $0.01 per diluted share, related to repair and clean-up caused by Hurricanes Harvey and Irma.

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Core FFO for the third quarter was $161.7 million, or $0.95 per diluted share, compared to $84.3 million, or $0.81 per diluted share, for the same period in 2016. For the nine months ended September 30, 2017 Core FFO was $434.2 million, or $2.78 per diluted share, compared to $244.1 million, or $2.43 per diluted share for the same period in 2016. Given the non-comparable nature of the $1.9 million expense incurred in the third quarter related to the hurricanes, these charges have been added back to Core FFO.

Operating Results

Third quarter same property NOI as adjusted, excluding termination fees, increased 5.0% compared to the same period in 2016. This growth included an 80 basis point positive impact from redevelopments. The $1.9 million hurricane related expenses charged to our captive insurance program were excluded from same property NOI. Consistent with previous practice, gains and losses in our captive insurance program are excluded from same property NOI. Please note that for purposes of evaluating same property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, same property NOI as adjusted is presented on a pro forma basis as if the merger had occurred January 1, 2016. Please refer to the Company’s supplemental package for additional details.

As of September 30, 2017, Regency’s wholly owned portfolio plus its pro-rata share of co-investment partnerships was 95.3% leased. The same property portfolio was 96.1% leased, which is an increase of 20 basis points sequentially and an increase of 40 basis points from the same period in 2016 when adjusted for the current same property pool. Within the same property portfolio, Small Shops were 92.5% leased, an increase of 40 basis points sequentially and an increase of 70 basis points from the same period in 2016 when adjusted for the current same property pool.

Regency executed 1.8 million square feet of comparable new and renewal leases during the quarter at blended rent spreads of 7.8%. Rent spreads on new and renewal leases were 17.4% and 5.7%, respectively.

Investments

Property Transactions

During the quarter, the Company sold one co-investment property for a gross sales price of $29.9 million. Regency’s share of the gross sales price was $6.0 million. Subsequent to the third quarter, the Company sold one wholly-owned property for a gross sales price of $29.0 million, bringing gross sales proceeds for the year to $46.3 million on a pro rata basis.

Developments and Redevelopments

At quarter end, the Company had 30 properties in development or redevelopment with combined, estimated net development costs of approximately $600 million. In-process development projects were a combined 54% funded and 80% leased, and expected to yield an average return of 7.3%.

Subsequent to the third quarter the Company started a ground up development project in the Midtown neighborhood of Raleigh, NC. The project, named “Midtown East”, will feature a 120,000 square foot Wegmans, which is expected to open July of 2019, and 54,000 square feet of additional retail. Midtown East is a 50/50 joint venture between Regency Centers and ITB Holdings, LLC representing a total investment of approximately $44 million at a projected 7.9% stabilized yield.

Balance Sheet

Preferred Redemption

As previously announced, Regency redeemed all of its issued and outstanding 6.0% Series 7 cumulative redeemable preferred shares (the “Preferred Stock”). The 3,000,000 shares of Preferred Stock were

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redeemed on August 23, 2017 (the “Redemption Date”) with proceeds from the Company’s June 30,2017, senior unsecured debt offering of $175 million 3.6% notes due 2027 and $125 million 4.4% notes due 2047. The redemption price for the Preferred Stock was $25.22083 per share, equal to $25.00 plus accrued and unpaid dividends to, but excluding, the Redemption Date. The aggregate amount paid to redeem the Preferred Stock was $75.7 million.

2017 Guidance

The Company has updated certain components of its 2017 earnings guidance. These changes are summarized below. Please refer to the Company’s third quarter 2017 supplemental information package for a complete list of updates.

Full Year 2017 Guidance
	Previous Guidance	Updated Guidance
Net Income per diluted share	$0.68 - $0.74	$0.76 - $0.81
NAREIT FFO per diluted share	$2.97 - $3.03	$3.00- $3.05
Core FFO per diluted share	$3.62 - $3.68	$3.66- $3.70
Acquisitions ($ thousands) Cap Rate (weighted average)	$0 - $80,000 +/- 5.0%	+/- $225,000 +/- 5.0%
Dispositions ($ thousands) Cap Rate (weighted average)	$100,000 - $200,000 6.25% - 7.25%	+/- $225,000 +/- 7.0%

Dividend

On October 31, 2017, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.53 per share. The dividend is payable on November 29, 2017 to shareholders of record as of November 15, 2017.

Conference Call Information

To discuss Regency’s third quarter results, the Company will host a conference call on Thursday, November 2, 2017 at 9:00 a.m. ET. Dial-in and webcast information is listed below.

Third Quarter Conference Call
Date:	Thursday, November 2, 2017
Time:	9:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investors

Replay

Webcast Archive: Investor Relations page under Events & Webcasts

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Non-GAAP Disclosure

The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as it believes these measures improve the understanding of the Company's operational results. Regency manages its entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, the Company believes presenting its pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of the Company’s reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered a substitute measure of cash flows from operations. Core FFO is an additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO, but is not limited to: (a) transaction related income or expenses; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-comparable amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.

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Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Actual (in thousands)

For the Periods Ended September 30, 2017 and 2016	Three Months Ended		Year to Date
	2017	2016	2017	2016
Net Income Attributable to Common Stockholders	$59,666	5,305	$74,810	87,992
Adjustments to reconcile to NAREIT Funds From Operations(1):
Depreciation and amortization (excluding FF&E)	99,284	47,826	266,873	143,373
Provision for impairment to operating properties	—	—	—	659
Gain on sale of operating properties	(3,349)	(23,067)	(8,415)	(38,016)
Exchangeable operating partnership units	132	16	217	165
NAREIT Funds From Operations	$155,733	30,080	$333,485	194,173

NAREIT Funds From Operations	$155,733	30,080	333,485	194,173
Adjustments to reconcile to Core Funds From Operations(1):
Acquisition pursuit and closing costs	—	(47)	138	1,766
Development pursuit costs	202	287	521	907
Gain on sale of land	(119)	(628)	(2,969)	(7,886)
Provision for impairment to land	—	35	—	547
Loss on derivative instruments and hedge ineffectiveness	2	40,586	(12)	40,589
Early extinguishment of debt	—	13,943	12,404	13,957
Merger related costs	1,175	—	75,584	—
Merger related debt offering interest	—	—	975	—
Preferred redemption costs	2,859	—	12,226	—
Hurricane losses	1,852	—	1,852	—
Core Funds From Operations	$161,704	84,256	$434,204	244,053

Weighted Average Shares For Diluted Earnings per Share	170,466	104,255	156,190	100,128
Weighted Average Shares For Diluted FFO and Core FFO per Share	170,816	104,409	156,467	100,282

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.
Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of income from operations to pro-rata same property NOI.

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Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI as adjusted - Actual (in thousands)

For the Periods Ended September 30, 2017 and 2016	Three Months Ended		Year to Date
	2017	2016	2017	2016
Net Income Attributable to Common Stockholders	$59,666	5,305	$74,810	87,992
Less:
Management, transaction, and other fees	(6,047)	(5,855)	(19,353)	(18,759)
Gain on sale of real estate	(131)	(9,580)	(4,913)	(22,997)
Other(1)	(13,273)	(3,680)	(36,534)	(11,170)
Plus:
Depreciation and amortization	91,474	40,705	243,757	119,721
General and administrative	15,199	16,046	49,618	48,695
Other operating expense, excluding provision for doubtful accounts	2,130	498	78,774	4,346
Other expense (income)	33,708	75,653	106,734	125,416
Equity in income of investments in real estate excluded from NOI (2)	11,809	(116)	38,519	21,681
Net income attributable to noncontrolling interests	769	543	2,101	1,545
Preferred stock dividends and issuance costs	3,147	5,266	16,128	15,797
NOI	198,451	124,785	549,641	372,267

Less non-same property NOI (4)	(7,626)	(5,669)	(23,824)	(12,618)
Plus same property NOI for non-ownership periods of Equity One(1)	—	62,555	43,005	188,063

Same Property NOI	$190,825	181,671	$568,822	547,712

Same Property NOI without termination fees	$190,611	181,534	$568,350	546,674

Same Property NOI without termination fees or redevelopments	$166,742	159,950	$498,755	482,686

(1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below
(3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.
(4) Refer to page 2 of the Company's third quarter 2017 supplemental package for Same Property NOI detail for the non-ownership periods of Equity One.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

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Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Guidance

	Full Year
NAREIT FFO and Core FFO Guidance:	2017
Net income attributable to common stockholders	$0.76	0.81
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	2.29	2.29
Gain on sale of operating properties	(0.05)	(0.05)
NAREIT Funds From Operations	$3.00	3.05

Adjustments to reconcile NAREIT FFO to Core FFO:
Acquisition pursuit and closing costs	—	—
Development pursuit costs	0.01	0.01
Gain on sale of land	(0.02)	(0.02)
Early extinguishment of debt	0.08	0.08
Merger related costs	0.50	0.49
Preferred redemption costs	0.08	0.08
Hurricane losses	0.01	0.01
Core Funds From Operations	$3.66	3.70

The Company has published forward-looking statements and additional financial information in its third quarter 2017 supplemental information package that may help investors estimate earnings for 2017. A copy of the Company’s third quarter 2017 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended September 30, 2017. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit regencycenters.com.
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Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and

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10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

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Summary Financial Information
September 30, 2017
(in thousands, except per share data)

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Financial Results
Net income attributable to common stockholders (page 13)	$59,666	$5,305	$74,810	$87,992
Net income per diluted share	$0.35	$0.05	$0.48	$0.88

NAREIT Funds From Operations (NAREIT FFO) (page 18)	$155,733	$30,080	$333,485	$194,173
NAREIT FFO per diluted share	$0.91	$0.29	$2.13	$1.94

Core Funds From Operations (Core FFO) (page 18)	$161,704	$84,256	$434,204	$244,053
Core FFO per diluted share	$0.95	$0.81	$2.78	$2.43

Same Property NOI as adjusted without termination fees (page 17)	$190,611	$181,534	$568,350	$546,674
% growth	5.0%		4.0%

Dividends paid per share and unit	$0.53	$0.50	$1.57	$1.50
Payout ratio of Core FFO per share (diluted)	55.8%	61.7%	56.5%	61.7%

Diluted share and unit count
Weighted average shares (diluted) - Net income	170,466	104,255	156,190	100,128
Weighted average shares (diluted) - NAREIT FFO and Core FFO	170,816	104,409	156,467	100,282

	As of	As of	As of	As of
	9/30/2017	12/31/2016	12/31/2015	12/31/2014
Capital Information
Market price per common share	$62.04	$68.95	$68.12	$63.78

Common shares outstanding	170,109	104,497	97,213	94,108
Exchangeable units held by noncontrolling interests	350	154	154	154
Common shares and equivalents issued and outstanding	170,459	104,651	97,367	94,262
Market equity value of common and convertible shares	$10,575,273	$7,215,718	$6,632,627	$6,012,045

Non-convertible preferred stock	$—	$325,000	$325,000	$325,000

Outstanding debt	$4,043,634	$2,111,450	$2,363,238	$2,528,137
Less: cash	(30,641)	(17,879)	(40,623)	(121,789)
Net debt	$4,012,993	$2,093,571	$2,322,615	$2,406,348

Total market capitalization	$14,588,266	$9,634,289	$9,280,242	$8,743,393

Debt metrics (pro-rata; trailing 12 months "TTM") (1)
Net Debt-to-Adjusted EBITDA	5.4x	4.4x	5.2x	5.7x
Fixed charge coverage	4.1x	3.3x	2.8x	2.5x

(1) In light of the merger with Equity One on March 1, 2017, debt metric calculations include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger.

11

Summary Real Estate Information
September 30, 2017
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	9/30/2017	6/30/2017	3/31/2017*	12/31/2016	9/30/2016
Number of properties	427	428	429	307	307
Number of retail operating properties	413	414	416	301	302
Number of same properties	399	400	402	289	292
Number of properties in redevelopment	22	21	23	15	16
Number of properties in development	8	8	7	6	5

Gross Leasable Area (GLA) - All properties	54,067	54,162	54,038	37,831	37,635
GLA including retailer-owned stores - All properties	59,031	59,125	59,002	42,246	42,050
GLA - Retail operating properties	52,250	52,344	52,473	36,923	37,090
GLA - Same properties	50,624	50,719	50,848	35,316	35,707
GLA - Properties in redevelopment(1)	4,907	4,591	4,691	2,692	2,926
GLA - Properties in development	1,348	1,348	1,096	908	545

Wholly Owned and Pro-Rata Share of Co-investment Partnerships

GLA - All properties	44,281	44,284	44,075	28,745	28,565
GLA including retailer-owned stores - All properties	49,244	49,248	49,039	33,160	32,979
GLA - Retail operating properties	42,536	42,540	42,583	27,837	28,020
GLA - Same properties	41,073	41,076	41,120	26,392	26,636
Spaces ≥ 10,000 sf	25,914	25,930	25,912	16,113	16,298
Spaces < 10,000 sf	15,159	15,146	15,208	10,279	10,338
GLA - Properties in redevelopment(1)	4,138	3,865	4,211	2,277	2,535
GLA - Properties in development	1,348	1,348	1,096	908	545

% leased - All properties	95.3%	95.0%	95.3%	95.4%	95.6%
% leased - Retail operating properties	95.9%	95.7%	95.8%	96.0%	95.8%
% leased - Same properties (2)	96.1%	95.9%	96.0%	96.2%	96.0%
Spaces ≥ 10,000 sf (2)	98.2%	98.1%	98.4%	98.3%	98.1%
Spaces < 10,000 sf (2)	92.5%	92.1%	91.8%	93.0%	92.7%
Average % leased - Same properties (2)	96.0%	96.1%	96.1%	96.1%	96.2%
% commenced - Same properties(2)(3)	93.7%	93.7%	93.7%	94.3%	94.5%

Same property NOI as adjusted growth - YTD (see page 17) (2) (4)	3.9%	3.3%	3.3%	3.9%	3.6%
Same property NOI as adjusted growth without termination fees - YTD(2) (4)	4.0%	3.5%	3.7%	3.5%	3.4%
Same property NOI as adjusted growth without termination fees or redevelopments - YTD (2) (4)	3.3%	2.9%	3.1%	3.1%	3.0%
Rent spreads - Trailing 12 months (5) (see page 27)	9.4%	9.1%	9.8%	11.3%	11.0%

12

*Note: Beginning with the quarter ended 3/31/17, information includes the impact of the Equity One merger closed March 1, 2017. The information presented for periods prior to 3/31/17 has not been restated and is therefore not comparable.

(1) Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(2) Periods prior to 3/31/17 are not adjusted for current same property pool.
(3) Excludes leases that are signed but have not yet commenced.
(4) From 3/31/17 forward, Same Property NOI growth is presented as adjusted, as if the merger had occurred on 1/1/16. Please see page 17 for more detail.
(5) Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

13

Consolidated Balance Sheets
September 30, 2017 and December 31, 2016
(in thousands)

	2017	2016
	(unaudited)
Assets
Real estate investments at cost:
Land, building and improvements	$10,412,550	$4,752,621
Properties in development	433,707	180,878
	10,846,257	4,933,499
Less: accumulated depreciation	1,281,510	1,124,391
	9,564,747	3,809,108
Properties held for sale	27,802	—
Investments in real estate partnerships	380,930	296,699
Net real estate investments	9,973,479	4,105,807

Cash and cash equivalents	30,641	17,879
Accounts receivable, net	45,491	31,418
Straight line rent receivables, net	83,678	69,823
Notes receivable	13,984	10,481
Deferred leasing costs, net	71,826	69,000
Acquired lease intangible assets, net	508,868	118,831
Trading securities held in trust, at fair value	30,720	28,588
Goodwill	302,303	—
Other assets	57,755	37,079
Total assets	$11,118,745	$4,488,906

Liabilities and Equity
Liabilities:
Notes payable	$2,943,986	$1,363,925
Unsecured credit facilities	578,144	278,495
Total notes payable	3,522,130	1,642,420

Accounts payable and other liabilities	276,363	138,936
Acquired lease intangible liabilities, net	637,217	54,180
Tenants' security and escrow deposits	46,351	28,868
Total liabilities	4,482,061	1,864,404

Equity:
Stockholders' Equity:
Preferred stock	—	325,000
Common stock, $.01 par	1,701	1,045
Additional paid in capital	7,761,055	3,277,861
Accumulated other comprehensive loss	(14,141)	(18,346)
Distributions in excess of net income	(1,153,153)	(994,259)
Total stockholders' equity	6,595,462	2,591,301
Noncontrolling Interests:
Exchangeable operating partnership units	10,906	(1,967)
Limited partners' interest	30,316	35,168
Total noncontrolling interests	41,222	33,201
Total equity	6,636,684	2,624,502
Total liabilities and equity	$11,118,745	$4,488,906

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

14

Consolidated Statements of Operations
For the Periods Ended September 30, 2017 and 2016
(in thousands)
unaudited

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Revenues:
Minimum rent	$195,393	111,886	$532,625	329,506
Percentage rent	1,147	495	5,509	2,651
Recoveries from tenants and other income	59,554	34,532	162,089	103,894
Management, transaction, and other fees	6,047	5,855	19,353	18,759
Total revenues	262,141	152,768	719,576	454,810
Operating Expenses:
Depreciation and amortization	91,474	40,705	243,757	119,721
Operating and maintenance	38,020	23,373	103,888	69,767
General and administrative	15,199	16,046	49,618	48,695
Real estate taxes	29,315	17,058	79,636	49,697
Other operating expense	3,195	1,046	81,621	5,795
Total operating expenses	177,203	98,228	558,520	293,675
Other Expense (Income):
Interest expense, net of interest income	34,679	21,945	97,285	70,489
Provision for impairment	—	—	—	1,666
Early extinguishment of debt	—	13,943	12,404	13,943
Net investment (income) loss	(971)	(821)	(2,955)	(1,268)
Loss on derivative instruments	—	40,586	—	40,586
Total other expense	33,708	75,653	106,734	125,416
Income (loss) from operations before equity in income of investments in real estate partnerships	51,230	(21,113)	54,332	35,719
Equity in income of investments in real estate partnerships	12,221	22,647	33,804	46,618
Income from operations	63,451	1,534	88,126	82,337
Gain on sale of real estate, net of tax	131	9,580	4,913	22,997
Net income	63,582	11,114	93,039	105,334
Noncontrolling Interests:
Exchangeable operating partnership units	(132)	(16)	(217)	(165)
Limited partners' interests in consolidated partnerships	(637)	(527)	(1,884)	(1,380)
Net income attributable to noncontrolling interests	(769)	(543)	(2,101)	(1,545)
Net income attributable to controlling interests	62,813	10,571	90,938	103,789
Preferred stock dividends and issuance costs	(3,147)	(5,266)	(16,128)	(15,797)
Net income attributable to common stockholders	$59,666	5,305	$74,810	87,992

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

15

Supplemental Details of Operations (Consolidated Only)
For the Periods Ended September 30, 2017 and 2016
(in thousands)

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Real Estate Revenues:
Base rent	$182,921	108,702	$498,603	321,647
Recoveries from tenants	54,483	31,444	149,811	94,684
Percentage rent	1,147	495	5,509	2,651
Termination fees	191	93	623	611
Other income	4,921	2,995	11,696	8,599
Total real estate revenues	243,663	143,729	666,242	428,192

Real Estate Operating Expenses:
Operating and maintenance	35,046	20,589	95,346	63,128
Real estate taxes	29,315	17,058	79,636	49,697
Ground rent	2,218	1,857	6,433	5,251
Provision for doubtful accounts	1,065	548	2,847	1,449
Total real estate operating expenses	67,644	40,052	184,262	119,525

Other Rent Amounts:
Straight line rent, net	4,719	1,137	13,048	4,150
Above/below market rent amortization, net	6,956	1,120	18,824	2,321
Total other rent amounts	11,675	2,257	31,872	6,471

Fee Income:
Property management fees	3,446	3,197	10,452	9,819
Asset management fees	1,761	1,611	5,313	4,935
Leasing commissions and other fees	840	1,047	3,588	4,005
Total fee income	6,047	5,855	19,353	18,759

Interest Expense, net:
Gross interest expense	35,286	21,075	97,387	66,792
Derivative amortization	2,102	1,807	6,306	6,306
Debt cost and premium/discount amortization	263	309	827	936
Capitalized interest	(2,488)	(857)	(5,778)	(2,622)
Interest income	(486)	(389)	(1,452)	(923)
Total interest expense, net	34,677	21,945	97,290	70,489

General & Administrative, net:
Gross general & administrative	17,629	17,557	55,511	52,796
Stock-based compensation	3,749	3,163	11,150	9,967
Capitalized direct leasing compensation costs	(2,507)	(2,763)	(7,483)	(8,049)
Capitalized direct development compensation costs	(4,632)	(2,766)	(12,517)	(7,343)
Total general & administrative, net	14,239	15,191	46,661	47,371

Real Estate (Gains) Losses:
Gain on sale of operating properties	(12)	(8,952)	(2,635)	(15,135)
Provision for impairment of operating properties	—	—	—	866
Gain on sale of land	(119)	(628)	(2,278)	(7,862)
Provision for impairment of land	—	—	—	800
Total real estate (gains) losses	(131)	(9,580)	(4,913)	(21,331)

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	91,474	40,705	243,757	119,721
Acquisition pursuit and closing costs	—	(47)	131	1,766
Development pursuit costs	193	280	507	896
Merger related costs	1,175	—	75,584	—
Loss from deferred compensation plan, net	23	34	70	56
Early extinguishment of debt	—	13,943	12,404	13,943
Loss on derivative instruments and hedge ineffectiveness	2	40,586	(4)	40,586
Gain on sale of investments	(34)	—	(69)	—
Other expenses	762	265	2,552	1,684
Total depreciation, transaction and other expense (income)	93,595	95,766	334,932	178,652

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

16

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)
September 30, 2017 and December 31, 2016
(in thousands)

	Noncontrolling Interests		Share of JVs

	2017	2016	2017	2016
Assets
Land, building and improvements	$(67,272)	(67,245)	$1,246,979	1,084,975
Properties in development	(10,695)	(7,655)	5,460	1,858
	(77,967)	(74,900)	1,252,439	1,086,833
Less: accumulated depreciation	(10,189)	(9,127)	379,897	347,074
Net real estate investments	(67,778)	(65,773)	872,542	739,759

Cash and cash equivalents	(2,666)	(2,366)	13,283	6,811
Accounts receivable, net	(1,134)	(1,311)	4,701	6,299
Straight line rent receivables, net	(1,404)	(1,213)	16,206	14,514
Deferred leasing costs, net	(942)	(1,007)	13,316	11,527
Acquired lease intangible assets, net	(1,133)	(1,379)	14,754	10,710
Other assets	(317)	(344)	7,331	7,168

Total assets	$(75,374)	(73,393)	$942,133	796,788

Liabilities
Notes payable	(41,464)	(35,731)	521,504	469,030
Accounts payable and other liabilities	(2,805)	(1,645)	24,833	20,371
Acquired lease intangible liabilities, net	(512)	(604)	11,757	7,336
Tenants' security and escrow deposits	(277)	(245)	3,109	3,352

Total liabilities	$(45,058)	(38,225)	$561,203	500,089

Note
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

17

Supplemental Details of Operations (Real Estate Partnerships Only)
For the Periods Ended June 30, 2017 and 2016
(in thousands)

	Noncontrolling Interests				Share of JVs
	Three Months Ended		Year to Date		Three Months Ended		Year to Date
	2017	2016	2017	2016	2017	2016	2017	2016

Real Estate Revenues:
Base rent	$(1,711)	(1,553)	$(4,938)	(5,122)	$25,241	22,911	$74,183	68,861
Recoveries from tenants	(475)	(374)	(1,422)	(1,289)	7,688	6,770	23,309	21,421
Percentage rent	—	—	(4)	(5)	141	149	1,102	1,139
Termination fees	—	(4)	(20)	(4)	83	23	241	344
Other income	(49)	(53)	(113)	(115)	584	725	1,925	1,932
Total real estate revenues	(2,235)	(1,984)	(6,497)	(6,535)	33,737	30,578	100,760	93,697

Real Estate Operating Expenses:
Operating and maintenance	(287)	(282)	(938)	(968)	4,907	4,270	14,959	13,702
Real estate taxes	(317)	(242)	(804)	(792)	4,511	3,670	12,647	11,212
Ground rent	(26)	(25)	(78)	(75)	91	94	273	269
Termination expense	—	—	—	—	—	—	113	—
Provision for doubtful accounts	(7)	(12)	(15)	(1)	198	13	445	215
Total real estate operating expenses	(637)	(561)	(1,835)	(1,836)	9,707	8,047	28,437	25,398

Other Rent Amounts:
Straight line rent, net	(24)	(31)	(173)	(147)	133	146	721	1,027
Above/below market rent amortization, net	(15)	(11)	(46)	(8)	352	212	827	681
Total other rent amounts	(39)	(42)	(219)	(155)	485	358	1,548	1,708

Fee Income:
Asset management fees	—	—	—	—	(284)	(263)	(860)	(813)
Total fee income	—	—	—	—	(284)	(263)	(860)	(813)

Interest Expense, net:
Gross interest expense	(391)	(420)	(1,145)	(1,345)	6,230	5,873	18,364	17,746
Debt cost and premium/discount amortization	(10)	37	(38)	127	187	186	580	572
Total interest expense, net	(401)	(383)	(1,183)	(1,218)	6,417	6,059	18,944	18,318

General & Administrative, net:
Gross general & administrative	—	—	—	—	28	26	134	135
Total general & administrative, net	—	—	—	—	28	26	134	135

Real Estate (Gains) Losses:
Gain on sale of operating properties	—	—	—	128	(3,337)	(14,115)	(5,780)	(23,009)
Provision for impairment of operating properties	—	35	—	(207)	—	—	—	—
Gain on sale of land	—	—	—	—	—	—	(691)	(24)
Provision for impairment of land	—	—	—	(253)	—	—	—	—
Total real estate (gains) losses	—	35	—	(332)	(3,337)	(14,115)	(6,471)	(23,033)

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	(588)	(573)	(1,736)	(1,866)	8,480	7,860	25,285	26,343
Acquisition pursuit and closing costs	—	—	—	—	—	—	7	—
Development pursuit costs	—	—	—	—	9	7	14	11
Early extinguishment of debt	—	—	—	—	—	—	—	14
Hedge ineffectiveness	—	—	—	—	—	—	(8)	4
Other expenses	(11)	(17)	(78)	(58)	413	142	1,302	784
Total depreciation, transaction and other expense (income)	(599)	(590)	(1,814)	(1,924)	8,902	8,009	26,600	27,156

Note
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

18

Supplemental Details of Same Property NOI as adjusted (Pro-Rata)
For the Periods Ended September 30, 2017 and 2016
(in thousands)

Same Property NOI is a non-GAAP key measure used by management in evaluating the operating performance of our properties and includes pro-rata share of unconsolidated co-investment partnerships. For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2016. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI growth for future periods.

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Same Property NOI as adjusted Detail:

Real Estate Revenues:
Base Rent	$197,529	190,618	$588,465	568,979
Recoveries from Tenants	59,033	56,694	178,979	172,084
Percentage Rent	1,270	1,764	7,294	8,093
Termination Fees	214	307	585	1,208
Other Income	4,143	3,223	9,853	9,950
Total Real Estate Revenues	262,189	252,606	785,176	760,314

Real Estate Operating Expenses:
Operating and Maintenance	36,538	37,415	112,207	113,249
Termination Expense	—	170	113	170
Real Estate Taxes	31,886	30,592	94,710	90,445
Ground Rent	1,986	2,006	5,893	5,825
Provision for Doubtful Accounts	954	752	3,431	2,913
Total Real Estate Operating Expenses	71,364	70,935	216,354	212,602

Same Property NOI as adjusted	$190,825	181,671	$568,822	547,712
% change	5.0%		3.9%

Same Property NOI as adjusted without Termination Fees	$190,611	181,534	$568,350	546,674
% change	5.0%		4.0%

Same Property NOI as adjusted without Termination Fees or Redevelopments	$166,742	159,950	$498,755	482,686
% change	4.2%		3.3%

Reconciliation of Income from Operations to Same Property NOI as adjusted:

Net income attributable to common stockholders	$59,666	5,305	$74,810	87,992
Less:
Management, transaction, and other fees	(6,047)	(5,855)	(19,353)	(18,759)
Gain on sale of real estate	(131)	(9,580)	(4,913)	(22,997)
Other(1)	(13,273)	(3,680)	(36,534)	(11,170)
Plus:
Depreciation and amortization	91,474	40,705	243,757	119,721
General and administrative	15,199	16,046	49,618	48,695
Other operating expense, excluding provision for doubtful accounts	2,130	498	78,774	4,346
Other expense (income)	33,708	75,653	106,734	125,416
Equity in income of investments in real estate excluded from NOI(2)	11,809	(116)	38,519	21,681
Net income attributable to noncontrolling interests	769	543	2,101	1,545
Preferred stock dividends and issuance costs	3,147	5,266	16,128	15,797
NOI	198,451	124,785	549,641	372,267

19

Less non-same property NOI(3)	(7,626)	(5,669)	(23,824)	(12,618)
Plus same property NOI for non-ownership periods of Equity One(4)	—	62,555	43,005	188,063

Same Property NOI as adjusted	$190,825	181,671	$568,822	547,712

(1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.

(3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.
(4) See page 2 for Same Property NOI detail for the non-ownership periods of Equity One.

20

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures
For the Periods Ended September 30, 2017 and 2016
(in thousands, except per share data)

	Three Months Ended		Year to Date
	2017	2016	2017	2016

Reconciliation of Net Income to NAREIT FFO:

Net Income Attributable to Common Stockholders	$59,666	5,305	$74,810	87,992
Adjustments to reconcile to NAREIT Funds From Operations(1):
Depreciation and amortization (excluding FF&E)	99,284	47,826	266,873	143,373
Provision for impairment to operating properties	—	—	—	659
Gain on sale of operating properties	(3,349)	(23,067)	(8,415)	(38,016)
Exchangeable operating partnership units	132	16	217	165
NAREIT Funds From Operations	$155,733	30,080	$333,485	194,173

NAREIT FFO per share (diluted)	$0.91	0.29	$2.13	1.94
Weighted average shares (diluted)	170,816	104,409	156,467	100,282

Reconciliation of NAREIT FFO to Core FFO:

NAREIT Funds From Operations	$155,733	30,080	$333,485	194,173
Adjustments to reconcile to Core Funds From Operations(1):
Acquisition pursuit and closing costs	—	(47)	138	1,766
Development pursuit costs	202	287	521	907
Gain on sale of land	(119)	(628)	(2,969)	(7,886)
Provision for impairment to land	—	35	—	547
Loss on derivative instruments and hedge ineffectiveness	2	40,586	(12)	40,589
Early extinguishment of debt	—	13,943	12,404	13,957
Merger related costs	1,175	—	75,584	—
Merger related debt offering interest	—	—	975	—
Preferred redemption costs	2,859	—	12,226	—
Hurricane losses	1,852	—	1,852	—
Core Funds From Operations	$161,704	84,256	$434,204	244,053

Core FFO per share (diluted)	$0.95	0.81	$2.78	2.43
Weighted average shares (diluted)	170,816	104,409	156,467	100,282

Additional Disclosures:

Non Cash Expense (Income)(1)
Straight line rent, net	$(4,828)	(1,253)	$(13,596)	(5,030)
Above/below market rent amortization, net	(7,293)	(1,322)	(19,605)	(2,994)
Derivative amortization	2,102	1,807	6,306	6,306
Debt cost and premium/discount amortization	440	532	1,369	1,635
Stock-based compensation	3,749	3,163	11,150	9,967
Non Cash Expense (Income)	$(5,830)	2,927	$(14,376)	9,884

Capital Expenditures(1)
Leasing commissions	$4,627	3,532	$13,706	10,646
Tenant improvements and other landlord leasing costs	8,389	4,032	22,556	13,493
Building improvements	6,220	4,298	11,864	8,782
Capital Expenditures	$19,236	11,862	$48,126	32,921

21

Three Months Ended		Year to Date
2017	2016	2017	2016
(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

22

Summary of Consolidated Debt
September 30, 2017 and December 31, 2016
(in thousands)

Total Debt Outstanding:	9/30/2017	12/31/2016
Notes Payable:
Fixed-rate mortgage loans	$586,699	465,255
Variable-rate mortgage loans	32,206	6,500
Fixed-rate unsecured public debt	2,137,947	892,170
Fixed-rate unsecured private debt	187,134	—
Unsecured credit facilities:
Revolving line of credit	15,000	15,000
Term Loans	563,144	263,495
Total	$3,522,130	1,642,420

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2017	$2,708	—	—	2,708	—%
2018	10,641	139,976	—	150,617	5.5%
2019	13,860	13,216	15,000	42,076	3.7%
2020	11,122	51,580	450,000	512,702	4.3%
2021	11,426	39,001	250,000	300,427	4.9%
2022	11,618	5,848	565,000	582,466	3.0%
2023	10,043	50,492	—	60,535	3.2%
2024	5,301	88,537	250,000	343,838	3.7%
2025	4,207	—	250,000	254,207	3.9%
2026	4,420	88,000	200,000	292,420	3.8%
>10 years	13,085	33,302	950,000	996,387	3.6%
Unamortized debt premium/(discount) and issuance costs	—	10,522	(26,775)	(16,253)
	$98,431	520,474	2,903,225	3,522,130	4.0%

Percentage of Total Debt:	9/30/2017	12/31/2016
Fixed	98.7%	98.7%
Variable	1.3%	1.3%

Current Weighted Average Contractual Interest Rates: (2)
Fixed	4.0%	4.4%
Variable	2.1%	0.2%
Combined	4.0%	4.5%

Current Weighted Average Effective Interest Rate: (3)
Combined	4.3%	5.1%

Average Years to Maturity:
Fixed	8.9	5.2
Variable	1.2	2.4

(1) Includes unsecured public and private placement debt, unsecured term loans, and unsecured revolving line of credit.
(2) Interest rates are calculated as of the quarter end.
(3) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

23

Summary of Consolidated Debt
As of September 30, 2017 and December 31, 2016
(in thousands)
Lender	Collateral	Contractual Rate	Effective Rate (1)	Maturity	9/30/2017	12/31/2016

Secured Debt - Fixed Rate Mortgage Loans
TIAA-CREF	Westchase	5.5%		07/10/18	6,372	6,623
Allianz Life Insurance Company	Sheridan Plaza	6.3%		10/10/18	56,197	—
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%		12/01/18	15,911	16,105
Guardian Life Insurance Company	El Cerrito Plaza	6.4%		12/01/18	36,641	37,237
Peoples United Bank	The Village Center	6.3%		06/01/19	14,047	—
Allianz Life Insurance Company	Willow Festival	7.3%		01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%		04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%		04/01/20	4,447	4,615
Wells Fargo	University Commons	5.5%		01/10/21	37,131	37,532
Jefferson Pilot	BridgeMill	7.9%		05/05/21	5,712	—
John Hancock Life Insurance Company	Kirkwood Commons	7.7%		10/01/22	9,536	9,978
TD Bank	Black Rock Shopping Center	2.8%		04/01/23	20,000	20,000
State Farm Life Insurance Company	Tech Ridge Center	5.8%		06/01/23	7,028	7,784
American United Life Insurance Company	Westport Plaza	7.5%		08/01/23	2,957	—
TD Bank	Brickwalk Shopping Center	3.2%		11/01/23	33,000	33,000
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.5%		02/28/24	17,225	—
Prudential Insurance Company of America	4S Commons Town Center	3.5%		06/05/24	85,000	62,500
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%		09/01/24	10,000	10,000
Metropolitan Life Insurance Company	Westbury Plaza	3.8%		02/01/26	88,000	—
PNC Bank	Fellsway Plaza	4.1%		06/02/27	37,500	34,600
NYLIM Real Estate Group	Oak Shade Town Center	6.1%		05/10/28	8,289	8,695
New York Life Insurance	Von's Circle Center	5.2%		10/10/28	8,425	—
CIGNA	Copps Hill Plaza	6.1%		01/01/29	14,445	—
City of Rollingwood	Shops at Mira Vista	8.0%		03/01/32	236	242
Allianz Life Insurance Company	Circle Center West	5.0%		10/01/36	10,279	—
Jefferson Pilot	Peartree Village	8.4%		06/01/17	—	6,153
Bank of America	Grand Ridge Plaza	5.8%		07/01/17	—	10,931
Metropolitan Life Insurance Company	Corkscrew Village	6.2%		08/01/17	—	7,343
Allianz Life Insurance Company	Tassajara Crossing	7.8%		07/10/19	—	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.8%		07/10/19	—	13,800
Allianz Life Insurance Company	Sequoia Station	7.8%		07/10/19	—	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.8%		07/10/19	—	10,300
Allianz Life Insurance Company	Sterling Ridge	7.8%		07/10/19	—	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.8%		07/10/19	—	6,800
Allianz Life Insurance Company	Wellington Town Square	7.8%		07/10/19	—	12,800
Allianz Life Insurance Company	Berkshire Commons	7.8%		07/10/19	—	7,500
Unamortized premiums on assumed debt of acquired properties and issuance costs					10,566	4,662
Total Fixed Rate Mortgage Loans		5.0%	4.3%		$586,699	471,755

24

Summary of Consolidated Debt
As of September 30, 2017 and December 31, 2016
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	9/30/2017	12/31/2016

Unsecured Debt
Debt Offering (6/2/10)	Fixed-rate unsecured	6.0%			06/15/20	150,000	150,000
Debt Offering (10/7/10)	Fixed-rate unsecured	4.8%			04/15/21	250,000	250,000
Debt Offering (10/22/12)	Fixed-rate unsecured	3.8%			11/11/22	300,000	—
Debt Offering (5/16/14)	Fixed-rate unsecured	3.8%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.9%			11/01/25	250,000	250,000
Debt Placement (5/11/2016)	Fixed-rate unsecured	3.8%			05/11/26	100,000	—
Debt Placement (8/11/2016)	Fixed-rate unsecured	3.9%			08/11/26	100,000	—
Debt Offering (1/17/17)	Fixed-rate unsecured	3.6%			02/01/27	525,000	—
Debt Offering (1/17/17)	Fixed-rate unsecured	4.4%			02/01/47	425,000	—
Term Loan	Fixed-rate unsecured	2.8%	(2)		12/02/20	300,000	—
Term Loan	Fixed-rate unsecured	2.0%	(3)		01/05/22	265,000	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.925%	(4)		05/13/19	15,000	15,000
Unamortized debt discount and issuance costs						(26,775)	(9,335)
Total Unsecured Debt, Net of Discounts		3.8%		4.2%		$2,903,225	1,170,665

Variable Rate Mortgage Loans
TD Bank	Concord Shopping Plaza	LIBOR + 1.35%			06/28/18	27,750	—
PNC Bank	Market at Springwoods Village	LIBOR + 1.75%			12/28/19	4,499	—
Unamortized debt discount and issuance costs						(43)
						$32,206	—

Total		4.0%		4.3%		$3,522,130	1,642,420

(1)  Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2) Underlying debt is LIBOR+0.95%; however, interest rate swaps are in place to fix the interest rate on the entire $300,000 balance at 2.774% through maturity. Contractual rate represents blended contractual terms, including the swap.

(3) Effective July 7, 2016, the interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265,000 balance at 2.00% through maturity.

(4) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

25

Summary of Unsecured Debt Covenants and Leverage Ratios
September 30, 2017
(in thousands)

Outstanding Unsecured Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	6/2/2010	6/15/2020	6.00%	$150,000
	10/7/2010	4/15/2021	4.80%	$250,000
	10/25/2012	11/15/2022	3.75%	$300,000
	5/16/2014	6/15/2024	3.75%	$250,000
	8/17/2015	11/1/2025	3.90%	$250,000
	1/17/2017	2/1/2027	3.60%	$525,000
	1/17/2017	2/1/2047	4.40%	$425,000

Unsecured Public Debt Covenants:	Required	6/30/17	3/31/17	12/31/16	9/30/16

Fair Market Value Calculation Method Covenants (1)(2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	27%	26%	24%	25%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	5%	6%	7%	7%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.1x	5.2x	4.7x	4.3x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	393%	410%	480%	479%

Ratios:	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16
Consolidated Only
Net debt to total market capitalization	24.8%	24.0%	22.8%	17.7%	15.8%
Net debt to real estate assets, before depreciation	31.0%	30.3%	29.6%	31.1%	30.6%
Net debt to total assets, before depreciation	28.2%	27.6%	27.4%	29.0%	28.7%
Net debt + preferred to total assets, before depreciation	28.2%	28.2%	28.0%	34.8%	34.6%

Net debt to Adjusted EBITDA - TTM(3)	4.8x	4.6x	4.5x	3.6x	3.6x
Fixed charge coverage	4.9x	5.1x	5.1x	4.0x	3.8x
Fixed charge coverage excluding preferreds	5.1x	5.5x	5.6x	4.7x	4.4x
Interest coverage	5.7x	6.2x	6.3x	5.3x	4.9x

Unsecured assets to total real estate assets	86.6%	86.5%	83.2%	83.0%	83.0%
Unsecured NOI to total NOI - TTM(3)	87.0%	86.9%	83.2%	81.5%	81.2%
Unencumbered assets to unsecured debt	322%	323%	336%	347%	349%

Total Pro-Rata Share
Net debt to total market capitalization	27.5%	26.8%	25.5%	21.7%	19.4%
Net debt to real estate assets, before depreciation	33.1%	32.5%	31.8%	34.8%	34.3%
Net debt to total assets, before depreciation	30.1%	29.7%	29.5%	32.5%	32.2%
Net debt + preferred to total assets, before depreciation	30.1%	30.2%	30.1%	37.5%	37.4%

Net debt to Adjusted EBITDA - TTM(3)	5.4x	5.2x	4.9x	4.4x	4.4x
Fixed charge coverage	4.1x	4.3x	4.5x	3.3x	3.2x
Fixed charge coverage excluding preferreds	4.3x	4.5x	4.9x	3.8x	3.5x
Interest coverage	4.9x	5.2x	5.6x	4.4x	4.1x

(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(2) Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(3) In light of the merger with Equity One on March 1, 2017, debt metric calculations include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger.

26

Summary of Unconsolidated Debt
September 30, 2017 and December 31, 2016
(in thousands)

Total Debt Outstanding:	9/30/2017	12/31/2016
Mortgage loans payable:
Fixed rate secured loans	$1,498,094	1,290,296
Unsecured credit facilities variable rate	19,635	19,635
Total	$1,517,729	1,309,931

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate on Maturities
2017	$5,043	—	19,635	24,678	5,755	2.7%
2018	21,059	30,022	—	51,081	19,647	4.1%
2019	19,852	73,259	—	93,111	24,448	7.3%
2020	16,823	222,199	—	239,022	86,167	5.8%
2021	10,818	269,942	—	280,760	100,402	4.6%
2022	7,569	195,702	—	203,271	73,369	4.2%
2023	2,631	171,608	—	174,239	65,003	4.8%
2024	380	33,690	—	34,070	13,760	3.9%
2025	—	162,000	—	162,000	48,900	3.6%
2026	—	101,000	—	101,000	44,400	3.8%
>10 Years	—	165,000	—	165,000	43,008	3.9%
Unamortized debt premium/(discount) and issuance costs (2)	—	(10,503)	—	(10,503)	(3,355)
	$84,175	1,413,919	19,635	1,517,729	521,504	4.6%

Percentage of Total Debt:	9/30/2017	12/31/2016
Fixed	98.7%	98.5%
Variable	1.3%	1.5%

Current Weighted Average Contractual Interest Rates: (1)
Fixed	4.6%	4.8%
Variable	2.7%	2.3%
Combined	4.6%	4.7%

Current Weighted Average Effective Interest Rates: (2)
Combined	4.7%	4.9%

Average Years to Maturity:
Fixed	5.5	5.7
Variable	0.2	0.9

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

27

Property Transactions
September 30, 2017
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)(2)
None

	Total			—	$—

Dispositions for Development Funding:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Sales Price	Weighted Average Cap Rate	Anchor(s)(2)
Mar-17	1900/2000 Offices	DRA (20%)	Boca Raton, FL	117	$4,200		--
May-17	Shops at Arizona		Anthem, AZ	22	2,625		Ace Hardware
May-17	Palm Valley Marketplace	Oregon (20%)	Phoenix, AZ	93	4,490		Safeway
Aug-17	Maynard Crossing	USAA (20%)	Cary, NC	123	5,985		Kroger
	Total			355	$17,300	6.1%

(1) Retailers in parenthesis are shadow anchors and not a part of the owned property

28

Summary of Development
September 30, 2017
(in thousands)

Property Name	Market	Grocer/Anchor Tenant	Dev Start	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout	GLA	% Leased
Properties in Development:
Chimney Rock	New York, NY	Whole Foods, Nordstrom Rack & Saks Off 5th	Q4-2016	May-18	$71,254	59%	6.5%	6.5%	218	83%
Market at Springwoods Village (3)	Houston, TX	Kroger	Q1-2016	May-17	$14,571	75%	9.0%	9.0%	89	86%
Mellody Farm	Chicago, IL	Whole Foods, Nordstrom Rack & REI	Q2-2017	Oct-18	$97,399	31%	6.9%	6.9%	252	59%
Northgate Marketplace Ph II	Medford, OR	Dick's & HomeGoods	Q4-2015	Oct-16	$40,700	96%	7.3%	7.3%	177	92%
Pinecrest Place	Miami, FL	Whole Foods	Q1-2017	Mar-18	$16,427	16%	7.3%	7.3%	70	75%
The Field at Commonwealth	Metro DC	Wegmans	Q1-2017	Aug-18	$45,210	48%	7.5%	7.5%	187	81%
The Village at Riverstone	Houston, TX	Kroger	Q4-2016	Oct-18	$30,638	45%	8.0%	7.8%	165	80%
The Village at Tustin Legacy	Los Angeles, CA	Stater Brothers	Q3-2016	Oct-17	$37,472	81%	8.5%	8.5%	112	93%
Total Properties in Development	8				$353,670	54%	7.3%	7.3% (2)	1,270	80%

Development Completions:
Willow Oaks Crossing	Charlotte, NC	Publix	Q2-2014	Dec-15	$13,991	99%	8.0%	8.0%	69	95%
Total Development Completions	1				$13,991	99%	8.0%	8.0% (2)	69	95%

NOI from Properties in Development (Current Quarter)					$898

Base rent from Development Completions for leases signed but not yet rent-paying (Current Quarter)					$0

Notes:
New starts for the quarter are in bold and italicized.
See Page 53 for additional disclosures regarding undeveloped land classified on the non-GAAP balance sheet as Land, building, and improvements rather than Properties in Development

(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 6.7% for Projects in Development and 7.6% for Development Completions.

(3) Reflects Regency's 53% controlling interest. Anchor rent commencement date is May-2017. Expected Anchor opening date is Nov-2017.

29

Summary of Redevelopment
September 30, 2017
(in thousands)

Property Name	Market	Description	Target Completion Year (1)	Incremental Costs (2)	% of Costs Incurred	Incremental Yield
Properties in Redevelopment (>$5M):
Aventura Shopping Center	Miami	Tear down of existing center and development of 86K SF center anchored by Publix and CVS.	2017	$20,158	72%	9% - 10%
Countryside Shops	Miami	Relocation and expansion of existing Publix including reduction of shop space and leasing former Publix space to Ross; addition of pad building leased to Chipotle; refaçade remaining center.	2018	$21,337	47%	6% - 7%
El Camino Shopping Center	Los Angeles	Reconfiguration of previous Haggen anchor box with Bristol Farms and Pet Food Express and improvements to remaining center.	2017	$13,499	78%	8% - 9%
Nocatee Town Center	Jacksonville	Addition of a 23K SF shop building.	2017	$5,490	87%	10% - 11%
Old St. Augustine Plaza	Jacksonville	Reconfiguration of vacant shop space and increasing GLA for LA Fitness.	2017	$7,910	72%	7% - 8%
Paces Ferry Plaza	Atlanta	Reconfiguration of center including construction of Whole Foods 365, parking deck, and façade renovations.	2018	$14,891	23%	9% - 10%
Point Royale Shopping Center	Miami	Reconfiguration of the former Best Buy space for Burlington Coat and two junior anchors; construction of new outparcel leased to Panera Bread; façade enhancements to remaining center.	2018	$10,935	44%	7% - 8%
Serramonte Shopping Center	San Francisco	Additional 250K SF of new retail including new parking deck. Anchor leases executed with Nordstrom Rack, Ross, TJ Maxx, Buy Buy Baby, Cost Plus World Market, Dave & Busters and Daiso.	2018	$116,200	80%	6% - 7%
Various Properties	14	Redevelopments located in various markets with project costs <$5M		$33,897	53%	7% - 10%
Total Properties in Redevelopment	22			$244,317	67%	7% - 9%

Reconciliation of Summary of Development and Redevelopment to Properties In Development (Balance Sheet):
Developments	% of estimated development costs, including GAAP allocations			$208,498
Redevelopments	% of incremental costs			171,337
Other Costs	Pre-development costs and accruals for costs not yet paid			48,637
Properties in Development (Pro-Rata)				$428,472

(1) Target completion year reflects the year that construction is expected to be substantially complete.
(2) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

30

Unconsolidated Investments
September 30, 2017
(in thousands)

					Regency
Investment Partner and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 6/30/2017		Equity Pick-up

State of Oregon
(JV-C, JV-C2)	18	2,200	$463,694	$237,878	20.00%	$47,576	$20,889		$4,416
(JV-CCV)	1	558	101,146	59,711	30.00%	17,913	11,929		636
	19	2,758	564,840	297,589
GRI
(JV-GRI)	70	9,081	1,661,465	911,953	40.00%	364,781	198,106		20,791

CalSTRS
(JV-RC)	7	730	139,005	12,721	25.00%	3,180	27,806		1,010

New York Common Retirement Fund
(JV-NYC)	6	1,152	287,240	142,861	30.00%	42,858	57,448		417

USAA
(JV-USA)	7	683	91,937	103,718	20.01%	20,752	(11,138)	(1)	4,251

Publix
(JV-O)	2	207	32,078	—	50.00%	—	15,330		1,552

Individual Investors
(JV-O)	3	366	103,825	48,887	20.00% - 50.00%	24,444	49,422		731

	114	14,977	$2,880,390	$1,517,729		$521,504	$369,792		$33,804

(1) During 2017, the USAA partnership distributed proceeds from debt refinancing and real estate sales in excess of Regency's carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets.

31

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2017
(Retail Operating Properties Only)

Leasing Statistics - Comparable

Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
3rd Quarter 2017	387	1,774	$20.41	7.8%	5.6	$2.37
2nd Quarter 2017	427	1,690	23.89	9.4%	5.5	1.83
1st Quarter 2017	274	1,069	22.99	8.2%	5.8	2.31
4th Quarter 2016	375	1,358	23.89	12.7%	7.2	2.96
Total - 12 months	1,463	5,891	$22.61	9.4%	5.9	$2.31

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
3rd Quarter 2017	92	279	$26.20	17.4%	9.3	$13.58
2nd Quarter 2017	103	281	23.81	13.5%	7.4	9.87
1st Quarter 2017	62	185	22.26	0.2%	7.3	12.15
4th Quarter 2016	83	328	22.45	21.4%	11.5	8.22
Total - 12 months	340	1,073	$23.76	14.6%	9.2	$10.67

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
3rd Quarter 2017	295	1,495	$19.41	5.7%	5.0	$0.41
2nd Quarter 2017	324	1,409	23.91	8.7%	5.2	0.34
1st Quarter 2017	212	883	23.14	10.0%	5.5	0.30
4th Quarter 2016	292	1,030	24.48	9.7%	5.5	0.83
Total - 12 months	1,123	4,818	$22.36	8.2%	5.2	$0.44

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
3rd Quarter 2017	452	2,042	$20.79	5.5	$2.80
2nd Quarter 2017	497	1,915	23.91	5.5	2.88
1st Quarter 2017	316	1,185	23.75	6.3	2.44
4th Quarter 2016	435	1,582	24.73	6.9	3.59
Total - 12 months	1,700	6,723	$23.03	5.9	$2.93

Notes:
• All amounts reported at execution.
• Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
• Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.
• Tenant Improvements represent the costs to accommodate tenant-specific needs over and above baseline condition.
• Excludes Non Retail Properties

32

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2017
(in thousands)

Largest CBSAs by Population(1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Northern New Jersey-Long Island	13	1,553	96.1%	$55,474	$37.19	3.0%	3.5%	6.3%
Los Angeles-Long Beach-Santa Ana	24	2,361	99.2%	61,104	25.95	5.6%	5.3%	7.0%
Chicago-Naperville-Joliet	11	1,591	87.2%	24,889	17.79	2.6%	3.6%	2.8%
Dallas-Fort Worth-Arlington	12	775	99.1%	16,533	21.37	2.8%	1.8%	1.9%
Houston-Baytown-Sugar Land	13	1,589	94.5%	27,244	17.92	3.0%	3.6%	3.1%
Washington-Arlington-Alexandria	33	2,654	89.2%	52,037	21.72	7.7%	6.0%	6.0%
Philadelphia-Camden-Wilmington	8	694	93.6%	14,020	21.41	1.9%	1.6%	1.6%
Miami-Fort Lauderdale-Miami Beach	50	5,885	96.0%	107,704	19.05	11.7%	13.3%	12.3%
Atlanta-Sandy Springs-Marietta	22	2,065	95.1%	40,940	20.58	5.2%	4.7%	4.7%
Boston-Cambridge-Quincy	11	1,124	98.2%	25,251	22.72	2.6%	2.5%	2.9%
Phoenix-Mesa-Scottsdale	—	—	—%	—	—	—%	—%	—%
San Francisco-Oakland-Fremont	23	3,881	94.6%	102,196	27.80	5.4%	8.8%	11.7%
Riverside-San Bernardino-Ontario	3	319	91.2%	6,563	21.29	0.7%	0.7%	0.8%
Detroit	—	—	—	—	—	—	—	—
Seattle-Tacoma-Bellevue	11	855	98.6%	20,859	24.83	2.6%	1.9%	2.4%
Minneapolis-St. Paul-Bloomington	5	207	98.4%	3,143	15.45	1.2%	0.5%	0.4%
San Diego-Carlsbad-San Marcos	10	1,404	97.3%	38,140	27.61	2.3%	3.2%	4.4%
Tampa-St. Petersburg-Clearwater	10	1,322	88.0%	19,300	16.50	2.3%	3.0%	2.2%
Denver-Aurora	12	994	96.3%	13,859	14.38	2.8%	2.2%	1.6%
St. Louis	4	408	100.0%	4,352	10.66	0.9%	0.9%	0.5%
Baltimore-Towson	5	353	96.8%	7,744	22.47	1.2%	0.8%	0.9%
Charlotte-Gastonia-Concord	5	300	97.2%	6,599	21.86	1.2%	0.7%	0.8%
Orlando	9	936	91.6%	14,281	16.65	2.1%	2.1%	1.6%
San Antonio	—	—	—%	—	—	—%	—%	—%
Portland-Vancouver-Beaverton	5	436	94.5%	7,634	18.36	1.2%	1.0%	0.9%
Top 25 CBSAs by Population	299	31,707	94.7%	$669,866	$22.30	70.0%	71.6%	76.7%

CBSAs Ranked 26 - 50 by Population	60	6,254	97.4%	95,887	15.75	14.1%	14.1%	11.0%

CBSAs Ranked 51 - 75 by Population	23	2,167	97.7%	49,379	23.32	5.4%	4.9%	5.7%

CBSAs Ranked 76 - 100 by Population	12	757	98.0%	11,631	15.68	2.8%	1.7%	1.3%

Other CBSAs	33	3,396	94.1%	47,056	14.72	7.7%	7.7%	5.3%

Total All Properties	427	44,281	95.3%	$873,819	$20.61	100.0%	100.0%	100.0%

(1) 2016 Population Data Source: Synergos Technologies, Inc.
(2) Includes Properties in Development and leases that are executed but have not commenced.

33

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
September 30, 2017
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,927	6.6%	$27,862	3.2%	59	17
Publix	2,728	6.2%	27,039	3.1%	68	13
Albertsons/Safeway	1,748	4.0%	24,656	2.8%	46	19
TJX Companies	1,421	3.2%	20,693	2.4%	57	16
Whole Foods	920	2.1%	19,128	2.2%	26	7
CVS	623	1.4%	12,619	1.4%	56	19
Ahold/Delhaize	623	1.4%	10,888	1.2%	16	8
L.A. Fitness Sports Club	497	1.1%	9,609	1.1%	13	3
Nordstrom	320	0.7%	8,629	1.0%	9	—
Ross Dress For Less	564	1.3%	8,072	0.9%	24	8
PETCO	347	0.8%	8,054	0.9%	42	14
Bed Bath & Beyond	500	1.1%	7,878	0.9%	16	—
Trader Joe's	252	0.6%	7,645	0.9%	25	6
Wells Fargo Bank	137	0.3%	6,475	0.7%	55	21
Gap	197	0.4%	6,448	0.7%	15	1
Starbucks	138	0.3%	6,399	0.7%	103	33
Target	570	1.3%	6,365	0.7%	6	2
JPMorgan Chase Bank	109	0.2%	5,985	0.7%	37	7
Dick's Sporting Goods	367	0.8%	5,931	0.7%	7	1
Bank of America	115	0.3%	5,854	0.7%	40	14
H.E.B.	344	0.8%	5,762	0.7%	5	—
Kohl's	612	1.4%	5,645	0.6%	8	2
Wal-Mart	573	1.3%	4,935	0.6%	7	1
Best Buy	216	0.5%	4,822	0.6%	7	1
Walgreens	220	0.5%	4,660	0.5%	17	4
Top 25 Tenants	17,068	38.6%	$262,053	29.9%	764	217

34

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2017
(GLA in thousands)

	Anchor Tenants(1)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	74	0.2%	0.1%	$12.73
2017	192	0.5%	0.2%	10.33
2018	1,418	3.4%	2.1%	12.48
2019	3,206	7.8%	4.7%	12.39
2020	2,690	6.5%	4.2%	13.05
2021	2,920	7.1%	4.3%	12.41
2022	3,428	8.3%	6.0%	14.78
2023	2,079	5.0%	4.0%	16.12
2024	1,232	3.0%	2.6%	17.55
2025	1,290	3.1%	2.5%	16.51
2026	1,348	3.3%	2.9%	18.13
10 Year Total	19,877	48.2%	33.6%	$14.25

Thereafter	6,654	16.1%	11.3%	14.27
	26,531	64.4%	44.9%	$14.25

	Shop Tenants(2)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	331	0.8%	1.2%	$29.29
2017	296	0.7%	1.0%	27.35
2018	1,876	4.6%	6.7%	30.25
2019	1,978	4.8%	7.0%	29.62
2020	2,115	5.1%	7.6%	30.33
2021	2,031	4.9%	7.4%	30.86
2022	2,103	5.1%	7.9%	31.70
2023	864	2.1%	3.3%	32.09
2024	740	1.8%	2.9%	32.90
2025	721	1.7%	3.1%	36.49
2026	651	1.6%	2.7%	35.45
10 Year Total	13,706	33.3%	50.8%	$31.23

Thereafter	973	2.4%	4.3%	37.62
	14,679	35.6%	55.1%	$31.66

35

	All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	405	1.0%	1.3%	$26.27
2017	488	1.2%	1.2%	20.65
2018	3,294	8.0%	8.8%	22.60
2019	5,184	12.6%	11.7%	18.96
2020	4,805	11.7%	11.8%	20.66
2021	4,951	12.0%	11.7%	19.98
2022	5,531	13.4%	13.9%	21.21
2023	2,943	7.1%	7.3%	20.81
2024	1,971	4.8%	5.5%	23.32
2025	2,011	4.9%	5.6%	23.68
2026	1,999	4.9%	5.6%	23.77
10 Year Total	33,582	81.5%	84.4%	$21.18

Thereafter	7,629	18.5%	15.6%	17.25
	41,210	100%	100%	$20.45

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2) Shop tenants represent any tenant occupying less than 10,000 square feet.
(3) Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(4) Month to month lease or in process of renewal.

36

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF

200 Potrero			CA	San Francisco-Oakland-Fremont	31	31	55.1%		—	—	—	$8.93
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad-San Marcos	240	240	100.0%		—	68	Ralphs, Jimbo's...Naturally!	$32.98
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	100.0%		143	58	Albertsons, (Target)	$29.25
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$25.27
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	97.3%		—	32	Mollie Stone's Market	$24.57
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	95.7%		—	34	Safeway	$26.14
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	100.0%		—	25	Sprout's Markets, Target	$18.45
Circle Center West			CA	Los Angeles-Long Beach-Santa Ana	64	64	100.0%		—	—	—	$27.22
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	94.0%		—	14	Grocery Outlet, Orchard Supply Hardware	$22.28
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$17.32
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	90.1%		—	40	Bristol Farms	$35.57
Culver Center			CA	Los Angeles-Long Beach-Santa Ana	217	217	98.1%		—	37	Ralphs, Best Buy, LA Fitness	$31.06
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	93.4%		53	53	(Safeway)	$39.27
East Washington Place			CA	Santa Rosa-Petaluma	203	203	100.0%		137	25	(Target), Dick's Sporting Goods, TJ Maxx	$24.08
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	98.1%		—	31	Bristol Farms	$35.05
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	94.3%		67	78	(Lucky's), Trader Joe's	$29.51
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	95.5%		—	42	Von's Food & Drug	$18.01
Encina Grande			CA	San Francisco-Oakland-Fremont	106	106	100.0%		—	38	Whole Foods	$30.51
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	97.3%		—	35	Smart & Final	$27.99
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	96.7%		—	55	Safeway	$20.54
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	100.0%		—	44	Stater Bros.	$25.82
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$33.08
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Target, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	97.1%		—	38	Gelson's Markets	$24.24
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	244	244	97.5%		—	—	Lowe's	$7.54
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$23.39
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$25.19
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	230	230	100.0%		—	44	Ralphs	$35.73
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	182	182	95.2%		236	94	(Home Depot), (WinCo), Toys R Us	$19.11
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	49.3%		—	—	—	$15.94
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$27.83
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$35.80
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$19.10

37

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	98.4%		—	43	Stater Bros.	$22.74
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.0%		—	44	Albertsons	$13.57
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	152	152	100.0%		—	58	Albertsons	$25.05
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	100.0%		—	40	Safeway	$20.16
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	94.4%		—	44	Gelson's Markets	$19.55
Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Fremont	146	73	99.6%		—	—	Central Parking System	$37.77
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	99.0%		—	40	Whole Foods, Nordstrom Rack	$34.09
Plaza Escuela			CA	San Francisco-Oakland-Fremont	155	155	89.3%		—	—	—	$45.18
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$25.83
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	232	93	100.0%		—	—	Target, Toys "R" Us	$24.71
Pleasanton Plaza			CA	San Francisco-Oakland-Fremont	167	167	85.6%		—	—	JCPenney	$13.10
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	205	82	97.9%		—	50	Von's Food & Drug	$22.22
Potrero Center			CA	San Francisco-Oakland-Fremont	229	229	84.0%		—	60	Safeway	$32.93
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	92.4%		—	10	Trader Joe's	$33.38
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$12.50
Ralphs Circle Center			CA	Los Angeles-Long Beach-Santa Ana	60	60	100.0%		—	35	Ralphs	$17.61
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	94.1%		—	40	Smart & Final	$21.49
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$20.49
San Carlos Marketplace			CA	San Francisco-Oakland-Fremont	154	154	100.0%		—	—	TJ Maxx, Best Buy	$32.83
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	95.3%		38	38	(Safeway)	$34.93
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	97.8%		—	48	Von's Food & Drug	$23.86
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$39.89
Serramonte Shopping Center			CA	San Francisco-Oakland-Fremont	1,076	1,076	96.4%		—	—	Macy's, Target, Dick's Sporting Goods, JCPenney, Dave & Buster's, Nordstrom Rack	$23.20
Shoppes at Homestead (fka Loehmanns Plaza California)			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53	53	(Safeway)	$22.99
Silverado Plaza	GRI	40%	CA	Napa	85	34	97.4%		—	32	Nob Hill	$16.93
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		—	53	Safeway	$18.41
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	30	Wal-Mart, Orchard Supply Hardware	$19.92
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	96.9%		—	34	Safeway	$19.35
Talega Village Center			CA	Los Angeles-Long Beach-Santa Ana	102	102	100.0%		—	46	Ralphs	$20.78
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	95.9%		—	56	Safeway	$23.90
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	97.0%		—	52	Ralphs, Trader Joe's	$38.47
The Marketplace Shopping Ctr			CA	Sacramento--Arden-Arcade--Roseville	111	111	95.2%		—	35	Safeway	$24.40
Tustin Legacy			CA	Los Angeles-Long Beach-Santa Ana	112	112	92.7%		—	44	Stater Bros.	$30.16
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	93.4%		—	41	Ralphs	$17.17

38

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	97.4%		—	—	Target	$16.26
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$26.17
Village at La Floresta			CA	Los Angeles-Long Beach-Santa Ana	87	87	100.0%		—	37	Whole Foods	$32.48
Von's Circle Center			CA	Los Angeles-Long Beach-Santa Ana	151	151	100.0%		—	45	Von's, Ross Dress for Less	$19.47
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	97.8%		—	25	Safeway	$18.14
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	98.7%		—	72	Von's Food & Drug and Sprouts	$37.88
Willows Shopping Center			CA	San Francisco-Oakland-Fremont	256	256	94.3%		—	—	—	$27.75
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$15.41
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	96.8%		113	—	(Target)	$24.01
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	98.5%		—	—	Sports Basement	$36.68
			CA		11,299	9,537	96.6%	96.8%	1,153	2,747		$26.06
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	372	149	89.8%		—	71	King Soopers, Wal-Mart	$12.07
Arapahoe Village	GRI	40%	CO	Boulder	159	64	96.7%		—	44	Safeway	$18.26
Belleview Square			CO	Denver-Aurora	117	117	100.0%		—	65	King Soopers	$18.68
Boulevard Center			CO	Denver-Aurora	79	79	89.7%		53	53	(Safeway)	$28.46
Buckley Square			CO	Denver-Aurora	116	116	98.6%		—	62	King Soopers	$11.12
Centerplace of Greeley III Phase I			CO	Greeley	119	119	100.0%		—	—	Hobby Lobby	$11.94
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	97.8%		—	72	King Soopers	$10.00
Crossroads Commons	C	20%	CO	Boulder	143	29	98.7%		—	66	Whole Foods	$27.11
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$22.11
Hilltop Village			CO	Denver-Aurora	100	100	98.8%		—	66	King Soopers	$9.62
Kent Place	M	50%	CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.60
Littleton Square			CO	Denver-Aurora	99	99	100.0%		—	78	King Soopers	$10.60
Lloyd King Center			CO	Denver-Aurora	83	83	98.3%		—	61	King Soopers	$12.01
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$30.92
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.88
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	92.5%		—	55	King Soopers	$9.79
Shops at Quail Creek			CO	Denver-Aurora	38	38	89.0%		100	100	(King Soopers)	$26.46
Stroh Ranch			CO	Denver-Aurora	93	93	98.5%		—	70	King Soopers	$12.84
Woodmen Plaza			CO	Colorado Springs	116	116	94.1%		—	70	King Soopers	$13.22
			CO		1,999	1,459	96.8%	96.8%	403	1,149		$14.81
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	8	8	70.6%		—	—	—	$52.17
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%		—	—	—	$26.32
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	100.0%		—	—	—	$29.17

39

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	124	124	94.8%		—	—	—	$46.02
Brookside Plaza			CT	Hartford-West Hartford-East Hartford	217	217	95.1%		—	60	ShopRite	$14.60
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	95.1%		—	12	Trader Joe's	$50.17
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%		—	59	Stop & Shop, Kohl's	$14.11
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	100.0%		—	10	Trader Joe's, Toys "R" Us, Best Buy, The Tile Shop	$27.61
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	100.0%		—	12	Trader Joe's	$23.29
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%		—	—	Kohl's	$18.78
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	97.1%		—	—	—	$33.73
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%		—	11	Trader Joe's	$52.35
Southbury Green			CT	Bridgeport-Stamford-Norwalk	156	156	97.5%		—	49	ShopRite	$22.58
The Village Center			CT	Bridgeport-Stamford-Norwalk	90	90	90.8%		—	22	The Fresh Market	$39.92
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%		—	112	Wal-Mart	$0.56
			CT		1,644	1,533	97.6%	97.8%	—	22		$23.26
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$40.64
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$92.12
			DC		40	12	100.0%	100.0%	—	12		$68.51
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	95.6%		—	49	Acme Markets, K-Mart	$14.58
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	92.6%		—	—	—	$23.99
			DE		296	257	95.3%	95.3%	—	49		$15.49
Alafaya Commons			FL	Orlando	131	131	89.7%		—	—	Academy Sports	$14.74
Alafaya Village			FL	Orlando	38	38	90.3%		58	58	(Lucky's)	$21.50
Anastasia Plaza			FL	Jacksonville	102	102	95.9%		—	49	Publix	$13.12
Atlantic Village			FL	Jacksonville	105	105	97.0%		—	—	LA Fitness	$15.97
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	95	95	97.8%		—	36	Publix	$33.73
Aventura Square			FL	Miami-Fort Lauderdale-Miami Beach	144	144	99.0%		—	—	Bed, Bath & Beyond	$29.69
Banco Popular Building			FL	Miami-Fort Lauderdale-Miami Beach	33	33	64.0%		—	—	—	$11.02
Berkshire Commons			FL	Naples-Marco Island	110	110	97.8%		—	66	Publix	$14.11
Bird 107 Plaza			FL	Miami-Fort Lauderdale-Miami Beach	40	40	97.5%		—	—	—	$19.89
Bird Ludlum			FL	Miami-Fort Lauderdale-Miami Beach	192	192	96.3%		—	44	Winn-Dixie	$22.30
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	60.3%		—	40	Publix, Bealls	$12.61
Bluffs Square Shoppes			FL	Miami-Fort Lauderdale-Miami Beach	124	124	92.8%		—	40	Publix	$13.82
Boca Village Square			FL	Miami-Fort Lauderdale-Miami Beach	92	92	96.3%		—	36	Publix Greenwise	$21.51
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	94.9%		—	46	Publix	$16.04
Boynton Plaza			FL	Miami-Fort Lauderdale-Miami Beach	105	105	94.4%		—	54	Publix	$21.34

40

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	96.7%		—	20	The Fresh Market	$25.72
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	86.1%		98	—	(Kohl's)	$48.76
Carriage Gate			FL	Tallahassee	74	74	87.4%		—	13	Trader Joe's	$22.38
Cashmere Corners			FL	Port St. Lucie	86	86	85.9%		—	44	Wal-Mart	$13.54
Chapel Trail Plaza			FL	Miami-Fort Lauderdale-Miami Beach	56	56	100.0%		—	—	LA Fitness	$23.94
Charlotte Square			FL	Punta Gorda	91	91	73.7%		—	44	Wal-Mart	$10.21
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	100.0%		—	54	Publix	$25.05
Concord Plaza Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	309	309	99.0%		—	78	Winn-Dixie, Home Depot	$12.47
Coral Reef Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	75	75	100.0%		—	25	Aldi	$30.32
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.7%		—	51	Publix	$13.91
Country Walk Plaza	NYC	30%	FL	Miami-Fort Lauderdale-Miami Beach	101	30	93.6%		—	40	Publix	$19.44
Countryside Shops			FL	Miami-Fort Lauderdale-Miami Beach	193	193	92.5%		—	46	Publix, Stein Mart	$12.77
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Crossroads Square			FL	Miami-Fort Lauderdale-Miami Beach	82	82	98.6%		178	—	(Lowe's)	$19.55
Fleming Island			FL	Jacksonville	132	132	100.0%		130	48	Publix, (Target)	$15.36
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	97.2%		140	46	Publix, (Target)	$25.77
Ft. Caroline			FL	Jacksonville	77	77	100.0%		—	46	Winn-Dixie	$7.39
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	98.8%		—	42	Publix	$17.43
Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	100.0%		—	—	Best Buy	$21.62
Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%		—	54	Publix	$15.67
Greenwood Shopping Centre			FL	Miami-Fort Lauderdale-Miami Beach	133	133	92.7%		—	50	Publix	$14.63
Hammocks Town Center			FL	Miami-Fort Lauderdale-Miami Beach	184	184	99.6%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena)	$16.61
Hibernia Pavilion			FL	Jacksonville	51	51	89.6%		—	39	Publix	$15.86
Homestead McDonald's			FL	Miami-Fort Lauderdale-Miami Beach	4	4	100.0%		—	—	—	$27.74
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%		—	45	Publix	$14.86
Julington Village	C	20%	FL	Jacksonville	82	16	96.6%		—	51	Publix	$15.44
Kirkman Shoppes			FL	Orlando	115	115	96.7%		—	—	LA Fitness	$22.73
Lake Mary Centre			FL	Orlando	360	360	92.5%		—	25	Academy Sports, Hobby Lobby, LA Fitness	$15.00
Lantana Outparcels			FL	Miami-Fort Lauderdale-Miami Beach	17	17	100.0%		—	—	—	$18.01
Magnolia Shoppes			FL	Miami-Fort Lauderdale-Miami Beach	114	114	100.0%		—	—	Regal Cinemas	$17.12
Mandarin Landing			FL	Jacksonville	140	140	92.7%		—	50	Whole Foods	$17.58
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	90.6%		—	—	LA Fitness	$19.60
Millhopper Shopping Center			FL	Gainesville	83	83	98.8%		—	46	Publix	$17.00
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	93.9%		—	51	Publix	$16.25

41

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Newberry Square			FL	Gainesville	181	181	90.9%		—	40	Publix, K-Mart	$7.21
Nocatee Town Center			FL	Jacksonville	107	107	100.0%		—	54	Publix	$18.92
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	98.2%		—	48	Publix	$14.32
Oakleaf Commons			FL	Jacksonville	74	74	90.5%		—	46	Publix	$14.37
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.61
Old Kings Commons			FL	Palm Coast	85	85	99.0%		—	—	—	$10.27
Old St Augustine Plaza			FL	Jacksonville	256	256	100.0%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$9.77
Pablo Plaza			FL	Jacksonville	153	153	86.2%		—	—	—	$13.82
Pavillion			FL	Naples-Marco Island	168	168	95.1%		—	—	LA Fitness	$20.40
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.97
Pine Island			FL	Miami-Fort Lauderdale-Miami Beach	255	255	98.3%		—	40	Publix, Burlington Coat Factory	$14.19
Pine Ridge Square			FL	Miami-Fort Lauderdale-Miami Beach	118	118	96.6%		—	17	The Fresh Market	$17.25
Pine Tree Plaza			FL	Jacksonville	63	63	92.9%		—	38	Publix	$13.94
Pinecrest Place			FL	Miami-Fort Lauderdale-Miami Beach	70	70	74.6%		173	46	Whole Foods, (Target)	$35.90
Plaza Venezia	C	20%	FL	Orlando	203	41	96.2%		—	51	Publix	$25.79
Point Royale Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	202	202	87.2%		—	45	Winn-Dixie, Burlington Coat Factory	$14.97
Prosperity Centre			FL	Miami-Fort Lauderdale-Miami Beach	124	124	100.0%		—	—	Bed, Bath & Beyond	$21.29
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	95.1%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$16.97
Ridge Plaza			FL	Miami-Fort Lauderdale-Miami Beach	155	155	99.2%		—	—	—	$14.08
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	93.1%		—	40	Publix	$11.43
Salerno Village			FL	Port St. Lucie	5	5	100.0%		—	—	—	$16.53
Sawgrass Promenade			FL	Miami-Fort Lauderdale-Miami Beach	107	107	93.2%		—	36	Publix	$12.37
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	90.5%		—	54	Publix	$22.23
Sheridan Plaza			FL	Miami-Fort Lauderdale-Miami Beach	506	506	98.7%		—	66	Publix, Kohl's, LA Fitness	$18.11
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	100.0%		—	46	Winn-Dixie	$17.49
Shoppes at Bartram Park	O	50%	FL	Jacksonville	130	65	100.0%		97	45	Publix, (Kohl's)	$19.67
Shoppes at Lago Mar			FL	Miami-Fort Lauderdale-Miami Beach	83	83	98.7%		—	42	Publix	$15.16
Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	98	98	96.1%		—	46	Publix	$20.37
Shoppes of Jonathan's Landing			FL	Miami-Fort Lauderdale-Miami Beach	27	27	100.0%		54	54	(Publix)	$23.77
Shoppes of Oakbrook			FL	Miami-Fort Lauderdale-Miami Beach	200	200	99.4%		—	44	Publix, Stein Mart	$16.33
Shoppes of Silver Lakes			FL	Miami-Fort Lauderdale-Miami Beach	127	127	96.6%		—	48	Publix	$18.39
Shoppes of Sunset			FL	Miami-Fort Lauderdale-Miami Beach	22	22	68.7%		—	—	—	$25.43
Shoppes of Sunset II			FL	Miami-Fort Lauderdale-Miami Beach	28	28	61.7%		—	—	—	$22.17
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	—	$21.17
Shops at Skylake			FL	Miami-Fort Lauderdale-Miami Beach	287	287	92.2%		—	51	Publix, LA Fitness	$22.93

42

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
South Beach Regional			FL	Jacksonville	308	308	98.1%		—	13	Trader Joe's, Home Depot, Steain Mart	$14.67
South Point			FL	Sebastian-Vero Beach	65	65	95.7%		—	45	Publix	$14.88
Starke			FL	Other	13	13	100.0%		—	—	—	$25.56
Summerlin Square			FL	Tampa-St. Petersburg-Clearwater	11	11	50.2%		—	—	—	$21.73
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	94.4%		143	—	Kohl's, (Target)	$6.42
Tamarac Town Square			FL	Miami-Fort Lauderdale-Miami Beach	125	125	87.8%		—	38	Publix	$12.85
The Grove	NYC	30%	FL	Orlando	152	46	100.0%		—	52	Publix, LA Fitness	$20.39
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	100.0%		—	—	—	$22.31
Town and Country			FL	Orlando	75	75	100.0%		—	—	Ross Dress for Less	$9.42
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$30.27
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.7%		—	59	Publix	$14.96
Unigold Shopping Center			FL	Orlando	114	114	74.1%		—	31	Lucky's	$15.31
University Commons			FL	Miami-Fort Lauderdale-Miami Beach	180	180	100.0%		—	51	Whole Foods, Nordstrom Rack	$31.30
Veranda Shoppes	NYC	30%	FL	Miami-Fort Lauderdale-Miami Beach	45	13	94.1%		—	29	Publix	$26.81
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	95.7%		—	36	Publix	$19.66
Waterstone Plaza			FL	Miami-Fort Lauderdale-Miami Beach	61	61	100.0%		—	46	Publix	$16.08
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	93.2%		—	47	Publix	$12.84
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	104	104	100.0%		—	45	Publix	$22.66
West Bird Plaza			FL	Miami-Fort Lauderdale-Miami Beach	100	100	98.6%		—	38	Publix	$17.04
West Lake Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	101	101	94.8%		—	46	Winn-Dixie	$18.12
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	98.5%		—	51	Publix	$16.04
Westport Plaza			FL	Miami-Fort Lauderdale-Miami Beach	47	47	96.5%		—	28	Publix	$19.66
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$20.21
Young Circle Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	65	65	95.5%		—	23	Publix	$15.56
			FL		12,508	11,794	94.6%	94.8%	1,285	3,472		$17.16
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	100.0%		—	—	—	$21.15
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	43	43	100.0%		—	—	—	$20.27
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	98.4%		—	43	Publix	$16.08
Bridgemill Market			GA	Atlanta-Sandy Springs-Marietta	89	89	93.0%		—	38	Publix	$16.41
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	137	137	97.1%		—	25	The Fresh Market	$24.89
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	49	49	87.3%		—	—	—	$25.39
Buckhead Station			GA	Atlanta-Sandy Springs-Marietta	234	234	100.0%		—	—	Nordstrom Rack, TJ Maxx, Bed, Bath & Beyond	$23.99
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$15.10
Chastain Square			GA	Atlanta-Sandy Springs-Marietta	92	92	100.0%		—	37	Publix	$21.17
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	100.0%		—	18	Aldi	$17.01

43

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Sope Creek Crossing (fka Delk Spectrum)			GA	Atlanta-Sandy Springs-Marietta	99	99	91.9%		—	45	Publix	$15.71
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	97.5%		—	44	Publix	$17.82
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	95.2%		—	18	The Fresh Market	$18.22
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	98.5%		—	31	Publix	$22.15
McAlpin Square			GA	Savannah	174	174	96.7%		—	44	Kroger	$9.32
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	82	82	90.8%		—	30	365 by Whole Foods	$33.01
Piedmont Peachtree Crossing			GA	Atlanta-Sandy Springs-Marietta	152	152	84.3%		—	56	Kroger	$21.17
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	101	101	100.0%		—	—	—	$30.19
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$14.13
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	98.6%		—	63	Kroger	$12.92
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	87.5%		—	12	Trader Joe's	$22.09
The Shops at Hampton Oaks			GA	Atlanta-Sandy Springs-Marietta	21	21	53.4%		—	—	—	$11.18
Williamsburg at Dunwoody			GA	Atlanta-Sandy Springs-Marietta	45	45	79.1%		—	—	—	$23.39
			GA		2,307	2,239	95.2%	95.2%	—	594		$19.70
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	97.7%		—	87	Super H Mart, Home Depot	$11.16
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	89.9%		—	—	—	$37.07
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	92.8%		—	12	Trader Joe's	$23.59
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	97.8%		—	57	Whole Foods	$15.37
Mellody Farm			IL	Chicago-Naperville-Joliet	252	252	59.3%		—	45	Whole Foods	$22.40
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	92.9%		—	74	Mariano's Fresh Market	$16.10
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	100.0%		—	51	Mariano's Fresh Market	$20.75
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	87.7%		—	63	Jewel-Osco	$12.16
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	94.7%		—	51	Mariano's Fresh Market	$17.86
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	96.0%		—	60	Whole Foods, Lowe's	$17.44
			IL		1,740	1,337	88.8%	95.7%	—	501		$17.97
Shops on Main	M	93%	IN	Chicago-Naperville-Joliet	254	254	78.7%		—	40	Whole Foods	$16.71
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	100.0%		64	64	(Kroger)	$17.38
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	97.6%		—	12	Trader Joe's	$25.26
			IN		393	310	82.3%	82.3%	64	116		$17.49
Ambassador Row			LA	Lafayette	195	195	93.5%		—	—	—	$12.00
Ambassador Row Courtyards			LA	Lafayette	150	150	66.1%		—	—	—	$10.37
Bluebonnet Village			LA	Baton Rouge	102	102	95.6%		—	33	Rouses Market	$13.39
Elmwood Oaks Shopping Center			LA	New Orleans-Metarie	136	136	100.0%		—	—	Academy Sports	$10.19
Siegen Village			LA	Baton Rouge	170	170	98.4%		—	—	—	$11.01

44

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			LA		753	753	90.6%	90.6%				$11.36
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Quincy	155	155	100.0%		—	61	Stop & Shop	$23.21
Northborough Crossing	NYC	30%	MA	Boston-Cambridge-Quincy	646	194	93.4%		—	139	Wegmans, BJ's Wholesale Club, Kohl's, Toys 'R Us, Dick's Sporting Goods	$14.16
Old Connecticut Path	NYC	30%	MA	Boston-Cambridge-Quincy	80	24	100.0%		—	66	Stop & Shop	$21.17
Shaw's at Plymouth			MA	Boston-Cambridge-Quincy	60	60	100.0%		—	60	Shaw's	$17.58
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	100.0%		—	11	Trader Joe's	$28.63
Star's at Cambridge			MA	Boston-Cambridge-Quincy	66	66	100.0%		—	66	Star Market	$37.44
Star's at Quincy			MA	Boston-Cambridge-Quincy	101	101	100.0%		—	101	Star Market	$21.48
Star's at West Roxbury			MA	Boston-Cambridge-Quincy	76	76	100.0%		—	55	Star Market	$24.70
The Collection at Harvard Square			MA	Boston-Cambridge-Quincy	41	41	89.2%		—	—	—	$60.09
Twin City Plaza			MA	Boston-Cambridge-Quincy	285	285	99.1%		—	63	Shaw's, Marshall's	$18.59
Whole Foods at Swampscott			MA	Boston-Cambridge-Quincy	36	36	100.0%		—	36	Whole Foods	$24.95
			MA		1,633	1,124	98.2%	98.2%	—	657		$22.72
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$38.69
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	93.9%		—	70	Shoppers Food Warehouse	$17.60
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	95.4%		—	10	Trader Joe's	$38.84
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	100.0%		—	—	—	$39.05
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	90.4%		—	54	Safeway	$25.92
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	165	66	98.7%		—	41	Giant Food	$15.16
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.7%		—	44	Shoppers Food Warehouse	$20.33
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	99.2%		—	64	Shoppers Food Warehouse	$13.21
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	94.3%		—	18	Aldi, TJ Maxx	$15.57
Village at Lee Airpark			MD	Baltimore-Towson	117	117	97.9%		75	63	Giant Food, (Sunrise)	$28.27
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	45	97.8%		—	—	LA Fitness	$25.72
Westwood - Manor Care			MD	Washington-Arlington-Alexandria	41	41	—%		—	—	—	$—
Westwood Shopping Center			MD	Washington-Arlington-Alexandria	213	213	96.0%		—	55	Giant Food	$20.91
Westwood Towers			MD	Washington-Arlington-Alexandria	211	211	100.0%		—	—	Housing Opportunities	$9.65
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	97.5%		—	—	—	$30.48
			MD		1,767	1,032	93.3%	96.4%	75	428		$19.40
Fenton Marketplace			MI	Flint	97	97	98.6%		—	—	Family Farm & Home	$7.96
			MI		97	97	98.6%	98.6%	—	—		$7.96
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	99.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.65
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.42
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	96.0%		—	44	Lund's	$22.71

45

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	100.0%		—	—	Kohl's	$12.67
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	94.8%		—	89	Cub Foods	$13.15
			MN		674	207	98.4%	98.4%	87	245		$15.45
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.53
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.09
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.91
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$10.13
			MO		408	408	100.0%	100.0%	388	179		$10.66
Cameron Village	C	30%	NC	Raleigh-Cary	558	167	93.1%		—	87	Harris Teeter, The Fresh Market	$22.34
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	100.0%		—	14	The Fresh Market	$20.27
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	95.6%		—	42	Harris Teeter	$15.88
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$27.22
Glenwood Village			NC	Raleigh-Cary	43	43	96.8%		—	28	Harris Teeter	$15.12
Harris Crossing			NC	Raleigh-Cary	65	65	92.5%		—	53	Harris Teeter	$7.75
Holly Park	M	99%	NC	Raleigh-Cary	160	160	91.5%		—	12	Trader Joe's	$15.27
Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%		—	58	Kroger	$12.53
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	93.5%		—	—	Dean & Deluca	$33.06
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	100.0%		—	50	Harris Teeter	$18.35
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	100.0%		—	53	Harris Teeter	$17.48
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	100.0%		—	19	Trader Joe's	$17.31
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%		—	59	Kroger	$16.03
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	97.5%		—	24	The Fresh Market	$16.52
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	93.5%		—	42	Whole Foods	$17.21
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	94.9%		—	49	Publix	$16.84
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	94.6%		—	41	Food Lion	$12.71
			NC		2,047	1,254	96.3%	96.3%	—	671		$17.98
Chimney Rock			NJ	New York-Northern New Jersey-Long Island	218	218	83.1%		—	50	Whole Foods, Nordstrom Rack	$33.24
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%		—	34	Acme Markets	$13.67
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	100.0%		—	60	Shop Rite	$22.76
Riverfront Plaza	NYC	30%	NJ	New York-Northern New Jersey-Long Island	129	39	94.7%		—	70	ShopRite	$24.29
			NJ		505	320	87.9%	98.0%	—	130		$29.02
101 7th Avenue			NY	New York-Northern New Jersey-Long Island	57	57	100.0%			—	Barney's New York	$79.13

46

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
1175 Third Avenue			NY	New York-Northern New Jersey-Long Island	25	25	100.0%			25	The Food Emporium	$106.86
1225-1239 Second Ave			NY	New York-Northern New Jersey-Long Island	18	18	100.0%			—	—	$114.72
90 - 30 Metropolitan Avenue			NY	New York-Northern New Jersey-Long Island	60	60	100.0%			11	Trader Joe's	$31.41
Broadway Plaza			NY	New York-Northern New Jersey-Long Island	147	147	89.1%			18	Aldi	$37.57
Clocktower Plaza Shopping Ctr			NY	New York-Northern New Jersey-Long Island	79	79	93.6%			63	Stop & Shop	$48.11
Gallery At Westbury Plaza			NY	New York-Northern New Jersey-Long Island	312	312	100.0%			13	Trader Joe's, Nordstrom Rack	$46.23
Garden City Park			NY	New York-Northern New Jersey-Long Island	105	105	98.8%			52	King Kullen	$20.17
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$32.78
Westbury Plaza			NY	New York-Northern New Jersey-Long Island	394	394	100.0%			110	Wal-Mart, Costco, Marshalls, Total Wine and More	$24.23
			NY		1,339	1,255	98.2%	98.2%	—	339		$38.64
Cherry Grove			OH	Cincinnati-Middletown	196	196	100.0%		—	66	Kroger	$12.12
East Pointe			OH	Columbus	107	107	100.0%		—	59	Kroger	$10.02
Hyde Park			OH	Cincinnati-Middletown	397	397	99.7%		—	169	Kroger, Remke Markets	$15.67
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%		—	65	Kroger	$12.05
Maxtown Road (Northgate)			OH	Columbus	105	105	97.2%		90	62	Kroger, (Home Depot)	$9.46
Red Bank Village			OH	Cincinnati-Middletown	164	164	100.0%		—	—	Wal-Mart	$6.56
Regency Commons			OH	Cincinnati-Middletown	34	34	100.0%		—	—	—	$24.22
Westchester Plaza			OH	Cincinnati-Middletown	88	88	100.0%		—	67	Kroger	$9.85
			OH		1,184	1,184	99.6%	99.6%	90	489		$12.25
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$20.15
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	98.4%		—	38	Whole Foods	$14.43
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	150	150	86.2%		—	41	Safeway	$17.76
Northgate Marketplace			OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.71
Northgate Marketplace Ph II			OR	Medford	177	177	91.9%		—	—	Dick's Sporting Goods	$14.86
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	97.0%		—	55	Safeway	$11.02
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.56
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	100.0%		—	—	Bed, Bath & Beyond	$20.53
			OR		835	779	95.1%	96.0%	—	215		$18.16
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%		—	22	Ahart's Market	$14.54

47

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	95.6%		—	—	Ross Dress for Less	$20.23
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	92.9%		—	11	Trader Joe's	$29.95
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$28.00
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	96.0%		244	111	(Wegmans), (Target)	$25.11
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Weis Markets	$23.39
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	77.8%		—	56	Acme Markets	$17.99
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	94.0%		—	73	Valley Farm Market	$7.93
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	97.1%		—	51	Giant Food	$20.98
			PA		983	584	93.3%	93.3%	244	375		$23.58
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$16.01
			SC		80	32	100.0%	100.0%	—	38		$16.01
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.74
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	91.5%		—	75	Kroger	$13.32
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$19.50
			TN		317	317	96.3%	96.3%	—	191		$15.83
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	100.0%		—	68	Kroger	$19.90
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.71
CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%		—	40	Whole Foods	$26.94
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%		—	—	—	$26.17
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	96.4%		—	63	Kroger	$17.58
Hancock			TX	Austin-Round Rock	410	410	98.6%		—	90	H.E.B., Sears	$14.99
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$25.64
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$46.12
Indian Springs Center			TX	Houston-Baytown-Sugar Land	137	137	100.0%		—	79	H.E.B.	$23.99
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	96.9%		—	64	Tom Thumb	$15.48
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	100.0%		63	63	(Wal-Mart)	$24.51
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$20.59
Market at Round Rock			TX	Austin-Round Rock	123	123	99.5%		—	30	Sprout's Markets	$18.16
Market at Springwoods Village	M	53%	TX	Houston-Baytown-Sugar Land	167	167	86.0%		—	100	Kroger	$12.50
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	100.0%		—	49	Tom Thumb	$17.39
North Hills			TX	Austin-Round Rock	144	144	99.2%		—	60	H.E.B.	$21.97
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	89.6%		—	66	Randall's Food	$23.34
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$14.12
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	99.5%		—	30	H.E.B. Central Market	$31.21
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	86.0%		—	61	Kroger	$13.81

48

Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$21.83
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	265	265	100.0%		—	101	Kroger, Academy Sports	$13.30
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	98.5%		—	63	Kroger	$20.38
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	98.9%		—	65	Kroger	$17.29
Tech Ridge Center			TX	Austin-Round Rock	185	185	96.0%		—	84	H.E.B.	$23.32
The Village at Riverstone			TX	Houston-Baytown-Sugar Land	165	165	80.4%		—	100	Kroger	$12.39
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	169	68	100.0%		—	—	Berings	$19.71
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	97.5%		—	52	Randall's Food	$19.47
Westwood Village			TX	Houston-Baytown-Sugar Land	187	187	97.6%		127	—	(Target)	$18.58
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	97	39	97.0%		—	45	Whole Foods	$28.38
			TX		3,951	3,295	96.7%	98.2%	271	1,682		$18.95
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$25.99
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$14.17
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	100.0%		—	40	Whole Foods	$30.49
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	97.9%		—	58	Safeway	$21.65
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	96.2%		—	55	Shoppers Food Warehouse	$12.19
Culpeper Colonnade			VA	Culpeper	171	171	98.8%		127	70	Martin's, Dick's Sporting Goods, (Target)	$14.93
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	68	68	58.2%		—	—	—	$5.78
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	98.6%		—	65	Shoppers Food Warehouse	$26.07
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$23.82
Gayton Crossing	GRI	40%	VA	Richmond	158	63	85.4%		55	38	(Kroger)	$16.87
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	97.3%		—	62	Giant Food	$25.89
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	98.4%		—	18	Aldi	$9.04
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	92.5%		143	61	Harris Teeter, (Target)	$22.69
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	83.6%		—	20	Earth Fare	$36.88
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$28.30
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	90.5%		—	63	Shoppers Food Warehouse	$23.26
Market Common Clarendon			VA	Washington-Arlington-Alexandria	393	393	68.7%		—	34	Whole Foods, Crate & Barrel	$32.53
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		—	56	Giant Food	$20.33
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	90.4%		—	52	Harris Teeter	$20.16
Shops at Stonewall			VA	Washington-Arlington-Alexandria	321	321	100.0%		—	140	Wegmans, Dick's Sporting Goods	$17.40
The Field at Commonwealth			VA	Washington-Arlington-Alexandria	187	187	80.9%		—	140	Wegmans	$13.78
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	88.4%		—	47	Giant Food	$16.41
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	93.8%		—	48	Shoppers Food Warehouse, Gold's Gym	$26.43
Village Shopping Center	GRI	40%	VA	Richmond	111	44	93.8%		—	45	Martin's	$23.54

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Portfolio Summary Report By State
September 30, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	98.8%		—	—	—	$26.84
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	91.1%		141	59	Safeway, (Target)	$25.36
			VA		3,970	2,309	89.3%	90.1%	465	1,355		$21.78
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	98.7%		—	49	Safeway	$16.21
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	99.0%		—	64	Quality Food Centers	$24.54
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	92.6%		—	49	Safeway	$11.90
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	79	31	95.3%		—	29	Albertsons	$23.48
Grand Ridge			WA	Seattle-Tacoma-Bellevue	331	331	99.3%		—	45	Safeway, Regal Cinemas	$23.24
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$37.85
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	96.8%		40	40	(QFC)	$31.47
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	100.0%		230	—	(Sears)	$25.03
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	98.4%		—	41	Quality Food Centers	$22.67
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$32.47
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	—	(Target)	$29.12
			WA		1,299	855	98.6%	98.6%	437	383		$24.83

Regency Centers Total					54,067	44,281	95.3%	95.9%	4,963	16,038		$20.61

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA
M:	Co-investment Partnership with Minority Partner
NYC:	Co-investment Partnership with NYCRF
RLP:	Co-investment Partnership with Rider

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Earnings and Valuation Guidance
September 30, 2017
(in thousands, except per share data)

	2016A	2017E

Net Income / Share		$0.76 - $0.81
NAREIT FFO / Share		$3.00 - $3.05
Core FFO / Share		$3.66 - $3.70

Same Property
Same property percent leased at period end (pro-rata)	96.2%	+/- 96.0%
Same property NOI as adjusted growth without termination fees (pro-rata)	3.5%	3.2% - 4.0%

New Investments
Development and Redevelopment starts (pro-rata)	$218,247	$215,000 - $265,000
Estimated yield (weighted average)	7.6%	+/- 7.5%
Acquisitions (pro-rata)	$352,288	+/- $225,000
Cap rate (weighted average)	4.2%	+/- 5.0%

Disposition Activity
Dispositions (pro-rata)	$168,446	+/- $225,000
Cap rate (weighted average)	6.6%	+/- 7.0%

Other
Net interest expense (pro-rata)	$114,797	$157,000 - $158,000
Net G&A expense (pro-rata)	$63,750	$62,000 - $63,500
Recurring third party fees & commissions	$24,248	$24,000 - $24,500

Net Asset Valuation Guidance:		3Q17A
Estimated market value of undeveloped land(1)
Land held for sale or future development		$87,992
Outparcels at retail operating properties		20,392
Total		$108,383

NOI from Projects in Development (current quarter)		$898
Base Rent from leases signed but not yet rent-paying (current quarter)
Retail Operating Properties including redevelopments		$4,640
Development Completions (from disclosure on page 24)		—
Total		$4,640

(1) Not included in Properties in Development on Balance Sheet

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

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Earnings Guidance and Valuation (continued)
September 30, 2017
(in thousands, except per share data)

2017 Core FFO Accretion Before the Impact of Incremental Non-Cash Items
		Guidance Range
		Low	High

Non-Cash Items:
2017 Estimated Non-Cash Items - Post-Merger (1)	[A]	$0.29	$0.31
2017 Estimated Non-Cash Items - Pre-Merger (2)
Regency Centers		$0.07	$0.09
Equity One		$0.10	$0.11
Total Pre-Merger Non-Cash Adjustments	[B]	$0.17	$0.20

2017 Core FFO Guidance		$3.66	$3.70

Less: Incremental Post-Merger Non-Cash Adjustments	[A - B]	$0.12	$0.11

2017 Core FFO Excluding Incremental Post-Merger Non-Cash Items		$3.54	$3.59

Less: 2017 Pre-Merger Regency Standalone Core FFO Guidance		$3.44	$3.50

2017 Core FFO Accretion Before the Impact of Incremental Non-Cash Items		$0.10	$0.09
Increase in 2017 Core FFO Guidance Excluding Incremental Non-Cash Items		3%	3%

(1) Includes straight line rents, above / below market rent amortization, and debt mark-to-market.
(2) Original pre-merger estimates of straight line rents and above/below market rent amortization.

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Reconciliation of Net Income to NAREIT FFO and Core FFO Guidance
September 30, 2017
(per diluted share)

NAREIT FFO and Core FFO Guidance:	Full Year 2017
Net income attributable to common stockholders	$0.76	0.81
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	2.29	2.29
Gain on sale of operating properties	(0.05)	(0.05)
NAREIT Funds From Operations	$3.00	3.05

Adjustments to reconcile NAREIT FFO to Core FFO:
Acquisition pursuit and closing costs	—	—
Development pursuit costs	0.01	0.01
Gain on sale of land	(0.02)	(0.02)
Early extinguishment of debt	0.08	0.08
Merger related costs	0.50	0.49
Preferred redemption costs	0.08	0.08
Hurricane losses	0.01	0.01
Core Funds From Operations	$3.66	3.70

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Glossary of Terms
September 30, 2017

Adjusted EBITDA: Earnings before interest, taxes, depreciation and amortization, real estate gains and losses, development and acquisition pursuit costs, straight line rental income, and above and below market rent amortization.
Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; and (iv) other amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.
Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the project features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property.
Fixed Charge Coverage Ratio: Adjusted EBITDA divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO.
Net Operating Income (NOI): Base rent, percentage rent, and recoveries from tenants and other income, less operating and maintenance, real estate taxes, ground rent, and provision for doubtful accounts from the properties owned by the Company. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.
Non-Same Property: A property acquired, sold, or a Development Completion during either calendar year period being compared. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property.
Retail Operating Property: Any retail property not termed a Project In Development. A retail property is any property where the majority of the income is generated from retail uses.

Property In Development: Land or Retail Operating Properties in various stages of development and redevelopment including active pre-development activities.

Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties.

Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI on a pro forma basis as if the merger had occurred January 1, 2016. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. See page 2 for details of the pro forma adjustments for the non-ownerships periods of Equity One. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted.

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